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                                                                   EXHIBIT 10.16

                           STANDARD FORM OF LOFT LEASE

                     THE REAL ESTATE BOARD OF NEW YORK, INC.

AGREEMENT OF LEASE, made as of the 23rd day of September 1999, between 601 WEST ASSOCIATES LLC, having an office at 601 West 26th Street, Suite 900, New York, New York 10001. party of the first part, hereinafter referred to as OWNER, and UNIVERSAL ACCESS, INC., having an office at 100 North Riverside Plaza, Suite 2200, Chicago, Illinois 60606, party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner certain space located on the 7th floor known as 7th Floor East as shown on Exhibit A attached hereto (the "Premises") in the building known as 601 West 26th Street (the "Building") in the Borough of Manhattan, City of New York, for the term of approximately ten (10) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the Commencement Date (as hereinafter defined), and to end on the 31st day of December, Two Thousand Nine and both dates inclusive, at an annual rental rate set forth in Article 43 of the Rider annexed hereto which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

        In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

        The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows: Rent: 1. Tenant shall pay the rent as above and as hereinafter provided. Occupancy: 2. Tenant shall use and occupy demised premises for telecommunication colocation, switching area and ancillary uses, provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

ALTERATIONS:

        3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:

        4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW CLEANING:

        5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE:

        6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or



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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY:

        8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:

        9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained herein-above shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

        10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Do main for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:

ELECTRIC CURRENT:

ACCESS TO PREMISES:

        13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon



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the demised premises the usual notices "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

VAULT, VAULT SPACE, AREA:

        14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:

        15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record, affecting the Building but not the demise premises. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:

        16.     (a)     Anything elsewhere in this lease to the contrary
notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

        17.     (1)     If Tenant defaults in fulfilling any of the covenants of
this lease other than the covenants for the payment of rent or additional rent; "or if this lease be rejected under section 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default after expiration of notice and cure periods hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

        18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:

        19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

        20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

        21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

        22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

        23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof.

FAILURE TO GIVE POSSESSION:

        24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:

        25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

        26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counter-claim under Article 4 except for statutory mandatory counterclaims.

INABILITY TO PERFORM:

        27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES:

        28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER CHARGES:

        29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, Tenant's Proportionate Share (as defined in the Rider attached hereto) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:

        30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent on the first day of each month during the term of this lease, as Tenant's Proportionate Share (as defined in the Rider attached hereto) of the contract price for sprinkler supervisory service.

ELEVATORS, HEAT, CLEANING:

        31. As long as Tenant is not in default under any the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall contract at Tenant's sole cost and expense, for the removal of rubbish and refuse. However, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

SECURITY:

        32. Tenant has deposited with Owner the sum of $156,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:

        33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:

        34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION SHORING:

        35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:

        36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faith fully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS:

ESTOPPEL CERTIFICATE:

        38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

DIRECTORY BOARD LISTING:

        39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

SUCCESSORS AND ASSIGNS:

        40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

                 SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                      601 WEST ASSOCIATES LLC
                                        By: SLB Manager, LLC        [CORP. SEAL]

                                        /s/ Mark Karasick
                                        ----------------------------------------

                                        By: /s/ MARK KARASICK             [L.S.]
                                           -------------------------------------
                                           Name:  Mark Karasick
                                           Title:

Witness for Tenant                      UNIVERSAL ACCESS, INC.      [CORP. SEAL]

Dean Topping                            By: /s/ Robert Pommer             [L.S.]
----------------------------------         -------------------------------------
                                           Name:  Robert Pommer
                                           Title: Chief Operating Officer

                                ACKNOWLEDGEMENTS

CORPORATE TENANT                        INDIVIDUAL TENANT
STATE OF NEW YORK,           ss.:       STATE OF NEW YORK, ss.:
County of                               County of

        On this    day of           , 19 , before me personally came    to me
known, who being by me duly sworn, did depose and say that he resides in    that
he is the                     of                     the corporation described
in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

        On this    day of           , 19 , before me personally came    to be
known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                             IMPORTANT - PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND

                          MADE A PART OF THIS LEASE IN

                           ACCORDANCE WITH ARTICLE 36.

        1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

        2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

        3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

        4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

        5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

        6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

        7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

        8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

        9. No Tenant shall obtain for use upon the demised premises towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

        10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

        11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

        12. Except in accordance with applicable law, Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

        13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

ATTACHED HERETO ARE ADDITIONAL RULES AND REGULATIONS OF THE BUILDING IN FURTHERANCE OF ARTICLE 36, BY WHICH TENANT AGREES TO ABIDE BY EXECUTION OF THIS LEASE.

Address
        -------------------------------

Premises
        -------------------------------

================================================================================

                                       TO

================================================================================

                                STANDARD FORM OF

                                   LOFT LEASE

                     THE REAL ESTATE BOARD OF NEW YORK, INC.
                    (C) COPYRIGHT 1994. ALL RIGHTS RESERVED.
                  REPRODUCTION IN WHOLE OR IN PART PROHIBITED.


================================================================================

Dated ___________, ___19

Rent Per Year

Rent Per Month

Term
From
To

Drawn by
         ------------------------------

Checked by
          -----------------------------
Entered by
          -----------------------------

Approved by
           ----------------------------

================================================================================

                                TABLE OF CONTENTS

41.     RIDER PROVISIONS PREVAIL ..............................................1

42.     COMMENCEMENT OF TERM ..................................................1

43.     FIXED RENTAL AND ADDITIONAL RENTAL ....................................1

44.     RENEWAL OPTION ........................................................3

45.     INTENTIONALLY OMITTED .................................................4

46.     AS IS CONDITION; LANDLORD'S WORK ......................................4

47.     SUBSTANTIAL COMPLETION ................................................5

48.     TENANT'S INITIAL INSTALLATIONS ........................................5

49.     ESCALATIONS FOR INCREASE IN REAL ESTATE TAXES .........................6

50.     WATER, SEWER AND SPRINKLER CHARGES ....................................7

51.     ESCALATION FOR OPERATING EXPENSES .....................................7

52.     ALL ADDITIONAL RENTAL PAYMENTS .......................................11

53.     ASSIGNMENT AND SUBLETTING ............................................11

54.     LIMITATION OF LIABILITY ..............................................15

55.     INDEMNIFICATION ......................................................15

56.     INSURANCE ............................................................16

57.     ELECTRIC CURRENT .....................................................18

58.     BROKER ...............................................................19

59.     BINDING EFFECT .......................................................20

60.     LATE FEE .............................................................20

61.     SECURITY .............................................................20

62.     HOLDOVER .............................................................20

63.     APPLICABLE LAW .......................................................20

64.     HAZARDOUS MATERIALS ..................................................21

65.     NOTICES ..............................................................21

66.     ADDENDUM TO ARTICLE 16 - BANKRUPTCY ..................................21

67.     RENT CONTROL .........................................................22

68.     REPAIRS ..............................................................22

69.     CONDITIONAL LIMITATION ...............................................23

70.     LANDLORD'S SERVICES ..................................................23

71.     TENANT'S ALTERATIONS .................................................24

72.     SUBORDINATION AND ATTORNMENT .........................................27

73.     MISCELLANEOUS ........................................................29

74.     LEASE NOT BINDING UNLESS EXECUTED ....................................30

75.     SUBMISSION TO JURISDICTION ...........................................30

76.     QUALIFICATIONS AS TO USE .............................................30

77.     PARTNERSHIP TENANT ...................................................31

78.     CERTIFICATE OF OCCUPANCY .............................................31

79.     ACCESS TO PREMISES ...................................................32

80.     USE OF PREMISES ......................................................32

81.     EXCLUSION OF PERSONS FROM PREMISES, AND DELIVERY SYSTEMS .............32

82.     ADDENDUM TO RULES AND REGULATIONS ....................................33

83.     SCAFFOLDING ..........................................................33

84.     FIRE ALARM SYSTEM ....................................................33

85.     CONDENSER WATER FOR AIR CONDITIONING UNIT ............................33

86.     GENERATOR ............................................................34

87.     CONDUIT/RISER ACCESS .................................................35

88.     ELECTRICAL SERVICE ...................................................35

89.     TELECOMMUNICATIONS POINT OF ENTRY ....................................36

90.     AIR CONDITIONING .....................................................37

91.     RIGHT TO INSTALL ANTENNA AND OTHER EQUIPMENT ON ROOF .................37

92.     RIGHT OF FIRST OFFER .................................................38

93.     LANDLORD'S WAIVER OF LIEN ON TELECOMMUNICATIONS EQUIPMENT ............38

94.     TENANT'S SECURITY INSTALLATION .......................................39

95.     FIRE SUPPRESSION SYSTEM ..............................................39

96.     TERMINATION OF LEASE DUE TO DESTRUCTION TO BUILDING ..................39

                                      RIDER
                 ANNEXED TO LEASE DATED AS OF SEPTEMBER 23, 1999
                                     BETWEEN
                      601 WEST ASSOCIATES LLC, AS LANDLORD
                                       AND
                        UNIVERSAL ACCESS, INC., AS TENANT

41.     RIDER PROVISIONS PREVAIL

        If and to the extent that any of the provisions of this Rider conflict or are otherwise inconsistent with any of the preceding printed provisions of this Lease, or of the Rules and Regulations attached to this Lease, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations.

42.     COMMENCEMENT OF TERM

        The commencement date of the term of this Lease ("Commencement Date") shall be the earliest to occur of (i) the date on which Landlord's Work (as hereinafter defined) to be performed in the Premises is substantially completed (as hereinafter defined), or (ii) the date on which Landlord's Work in the Premises would have been substantially completed but for Tenant's Delay (as hereinafter defined) or, (iii) the date Tenant or anyone claiming under or through Tenant first occupies the Premises for the conduct of its business. In the event Landlord's Work is not substantially completed within forty-five (45) days after the date Landlord executes this Lease and delivers a fully executed copy to Tenant (except by reason of Tenant's Delay), Tenant shall be entitled to an abatement against its obligation to pay Fixed Rental in the amount of $802.00 for each day's delay in the completion of Landlord's Work beyond such forty-fifth (45th) day. In the event Landlord's Work is not substantially completed within seventy-five (75) days after the date Landlord executes this Lease and delivers a fully executed copy to Tenant (except by reason of Tenant's Delay), Tenant shall be entitled to an abatement against its obligation to pay Fixed Rental in the amount of $1,203.00 for each day's delay in the completion of Landlord's Work beyond such seventy-fifth (75th) day (which shall be in lieu of, and not in addition to, the foregoing $802.00 per day abatement).

43.     FIXED RENTAL AND ADDITIONAL RENTAL

        43.1 Tenant covenants to pay Landlord, at the above address, or at such other address as Landlord shall designate:

                43.1.1  A fixed rental ("Fixed Rental") at an annual rate of:

                        (i) $288,750 per year ($24,062.50 per month) for the period commencing on the Commencement Date (defined in Article 42 above) and continuing thereafter to and including December 31, 2000;

                        (ii) $294,525 per year ($24,543.75 per month) for the lease year commencing January 1, 2001 and continuing thereafter to and including December 31, 2001;

                        (iii) $300,415 per year ($25,034.58 per month) for the lease year commencing January 1, 2002 and continuing thereafter to and including December 31, 2002;

                        (iv) $329,523 per year ($27,460.25 per month) for the lease year commencing January 1, 2003 and continuing thereafter to and including December 31, 2003;

                        (v) $336,113 per year ($28,009.42 per month) for the lease year commencing January 1, 2004 and continuing thereafter to and including December 1, 2004;

                        (vi) $342,835 per year ($28,569.58 per month) for the lease year commencing January 1, 2005 and continuing thereafter to and including December 31, 2005;

                        (vii) $384,342 per year ($32,028.50 per month) for the lease year commencing January 1, 2006 and continuing thereafter to and including December 31, 2006;

                        (viii) $392,029 per year ($32,669.08 per month) for the lease year commencing January 1, 2007 and continuing thereafter to and including December 31, 2007;

                        (ix) $399,870 per year ($33,322.50 per month) for the lease year commencing January 1, 2008 and continuing thereafter to and including December 31, 2008; and

                        (x) $407,867 per year ($33,989.92 per month) for the lease year commencing January 1, 2009 and continuing thereafter to and including December 31, 2009.

                        Fixed Rental shall be payable by Tenant in equal monthly installments in advance at the office of Landlord without previous demand therefor and without any setoff or deduction whatsoever, on the first day of each and every calendar month throughout the term of this Lease, except that the first monthly installment of Fixed Rental due hereunder shall be paid on the execution of this Lease. Provided that Landlord countersigns and delivers a fully-executed copy of this Lease, Landlord may deposit the first monthly payment of rent. So long as Tenant is not in default hereunder at the time that the Fixed Rental becomes due and payable, the payment made on this date shall be applied to the first installment of Fixed Rental due, after application of the Initial Rent Credit (defined below); otherwise, the same shall be applied to the damages, if any, to which Landlord is entitled upon Tenant's breach of this Lease. If the payment made on this date is uncollectible, the Lease shall, at Landlord's option, be of no force and effect, AB INITIO, whether or not Tenant shall have entered into possession of the Premises. If the Commencement Date (as defined in Article 42 above) occurs on a day other than the first day of a calendar month, the Fixed Rental due after the application of the Initial Rent Credit shall be prorated, and the balance of the first month's Fixed Rental theretofore paid shall be credited against the next monthly installment of Fixed Rental.

                        Tenant's obligation to pay for the cost of electricity for the Premises shall commence on the Commencement Date.

                43.1.2 Additional rental ("Additional Rental"), consisting of all such monies other than Fixed Rental as shall be due and payable under this lease by Tenant.

        43.2 Provided that Tenant is not then in default under the terms of this Lease, Tenant shall be entitled to a one-time, non-recurring credit against the obligation to pay Fixed Rental, in the aggregate amount of $120,312.50 (the "Credit"), to be applied against the Fixed Rental due commencing on the Commencement Date and continuing thereafter until the Credit has been reduced to $0. Notwithstanding the foregoing, the Credit shall not be applied against any Additional Rental, electricity charges, or other like sums from time to time payable by Tenant pursuant to this Lease, which amounts shall be paid without abatement in accordance with the terms of this Lease.

44.     RENEWAL OPTION

        44.1 Lessee shall have two (2) options (respectively, the "First Renewal Option" and the "Second Renewal Option" and collectively, the "Renewal Options") to renew or extend this Lease for two (2) additional terms of five (5) years each, provided that at the time of the exercise of the Renewal Options, this Lease is in full force and effect and no default, after the expiration of any applicable cure period, exists hereunder. Lessee may exercise each of the Renewal Options by giving written notice (the "Renewal Notice") to Lessor not more than nine (9) months nor less than six (6) months prior to the expiration of the then current term.

        44.2 The Renewal Options may not be severed from this Lease nor separately sold or assigned.

        44.3 If Lessee timely exercises the First Renewal Option, the term of this Lease will be extended for one (1) additional period of five (5) years, commencing January 1, 2010 and expiring on December 31, 2014 (the "First Renewal Period"), and, if Tenant exercises the Second Renewal Option, the term of this Lease will be extended for a second period of five (5) years, commencing January 1, 2015 and expiring on December 31, 2019 (the "Second Renewal Period") (the First Renewal Period and the Second Renewal Period are hereinafter referred to collectively as the "Renewal Periods"), on all the same terms, covenants and conditions as set forth herein for the initial term, except that during such Renewal Periods: (i) Lessee shall be entitled to no further Renewal Option, except as set forth herein; (ii) Landlord shall have no obligation to perform Landlord's Work or any other work at the Premises, (iii) Tenant shall not be entitled to the Credit, and (iv) the Fixed Rental during each Renewal Period shall be 95% of the fair market rental value for each Renewal Period (the "Fair Market Rental Rate") of the Premises determined as of the last day of the term of the Lease prior to the First Renewal Period and Second Renewal Period, respectively.

        44.4 As used herein, the term "Fair Market Rental Rate" shall mean the annual fair market rental value for the Premises for each Renewal Period, taking into account all relevant factors including, without limitation, (a) the size and location of, and leasehold improvements in, the Premises, (b) the quality of the Building, (c) the fact that during each Renewal Period Tenant shall continue to pay Additional Rent as provided for in this Lease, except that the Base Year for the calculation of Operating Expenses and the Base Tax for the purpose of calculating the Real Estate Tax escalation shall be changed to the calendar year within which each respective Renewal Period commences, (d) the annual rental rate charged by landlords to tenants in recent transactions for comparable space in comparable buildings located in New York City, New York, and
(e) the fact that no work will be performed by Landlord in the Premises upon such renewal, no free rent will be given by Landlord with respect to the Premises upon such renewal, and a brokerage commission will be paid by Landlord on such renewal.

        44.5 Landlord and Tenant will endeavor to agree on each Renewal Term Fixed Rental within 30 days after Tenant's exercise of its renewal option. If Landlord and Tenant are unable to do so, then the dispute shall be resolved by arbitration in accordance with the provisions set forth below.

                (i) Each party shall give the other party notice (the "Arbitration Notice") specifying in said notice the name and address of the person designated to act as an arbitrator on its behalf. Each arbitrator so chosen by the parties shall be a competent person having the qualifications described in subparagraph (ii) below. The two arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed and if, within thirty (30) days after the second arbitrator is appointed, the two arbitrators shall not agree upon the question in dispute, they shall themselves appoint a third arbitrator who shall be a competent and impartial person having the qualifications described in said subparagraph (ii). The determination of the third arbitrator shall be binding upon the parties. In the event of their being unable to agree upon such appointment within ten (10) days after the time aforesaid, the third arbitrator shall be selected by the parties themselves if they can agree thereon within the further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association ("AAA") in accordance with its rules then prevailing. The date on which the third arbitrator is appointed is referred to herein as the "Appointment Date". If any arbitrator appointed hereunder shall be unwilling or unable, for any reason, to serve, or continue to serve, a replacement arbitrator shall be appointed in the same manner as provided herein for the appointment of such arbitrator.

                (ii) The arbitration shall be conducted in accordance with the then prevailing rules of the AAA. The arbitrators shall not be affiliated with Landlord or Tenant and shall be (a) MAI appraisers with at least ten (10) years experience in the determination of fair market rentals in office buildings in the City of New York or (b) real estate brokers or consultants with at least ten (10) years experience in leasing, owning, operating, selling or buying office buildings in the City of New York.

                (iii) This provision shall constitute a written agreement to submit any dispute regarding the determination of the Renewal Term Fixed Rental to arbitration.

                (iv) The arbitration decision, determined as provided in this paragraph, shall be conclusive and binding on the parties, shall constitute an "award" by the arbitrator within the meaning of the AAA rules and applicable law and judgment may be entered thereon in any court of competent jurisdiction.

                (v) Each party shall pay its own fees and expenses relating to the arbitration under this paragraph (including, without limitation, the fees and expenses of the one of the two original arbitrators appointed by or for such party, of its counsel and of experts and witnesses retained or called by it). Each party shall pay one-half (1/2) of the fees and expenses of the AAA and of the third arbitrator.

        44.6 If arbitration concerning the Renewal Term Fixed Rental shall not be concluded prior to the commencement of each of the Renewal Periods, Tenant shall pay to Landlord, as Fixed Rental, an amount equal to the Fixed Rental payable twelve (12) months immediately preceding the commencement of each of the respective Renewal Periods, until a determination is made by the arbitrators under subparagraph 44.5 hereof. Upon the determination of the Renewal Term Fixed Rental by the arbitrators in accordance with subparagraph
44.5 hereof, Tenant shall pay to Landlord within fifteen (15) days thereafter any underpayment of Renewal Term Fixed Rental by Tenant since the beginning of the First Renewal Period.

45.     INTENTIONALLY OMITTED

46.     AS IS CONDITION; LANDLORD'S WORK

        46.1 Tenant has thoroughly examined the Premises (including the terrace) and is fully familiar with the condition thereof, and, except as specifically set forth in this Lease, neither Landlord nor Landlord's agents have made any representations, warranties or promises, either express or implied, with regard to the physical condition of the Building, or the Premises, the use or uses to which the Premises may be put, or the condition of any mechanical, plumbing, electrical, flue, ventilation or exhaust systems servicing the Premises. It is expressly understood that Landlord shall not be liable for any latent or patent defects in the Premises. Tenant agrees to accept the Premises "as is" and in such condition as the same may be in at the Commencement Date, and, except for the work set forth on Exhibit B attached hereto, Landlord shall not be obligated or required to do any work or to make any alterations or decorations or install any fixtures, equipment or improvements, or make any repairs or replacements to or in the Premises to prepare or fit the same for Tenant's use or for any other reason whatsoever. Unless specifically agreed otherwise, all Landlord's Work shall be of material, design, finish and color of the building standard adopted from time to time by Landlord. The installations, facilities, materials and work so to be furnished, installed and performed in the Premises by Landlord at its expense are hereinafter and in Exhibit B referred to as "Landlord's Work." All other installations, facilities, materials and work which may be undertaken by or for the account of Tenant to prepare, equip, decorate and furnish the Premises for Tenant's occupancy, shall be at Tenant's expense, and are hereinafter called "Tenant's Work." In the event specific locations or dimensions are not provided for the furnishing or installation of any particular item of Landlord's Work, the judgment of Landlord reasonably exercised shall be binding on Tenant. In no event shall Landlord be required to provide any material, work or installation not specifically described or included in Landlord's Work.

        46.2 Landlord shall deliver the Premises to Tenant clean and free of debris on the Commencement Date and warrants to Tenant that the existing plumbing, electrical systems, sprinkler system, lighting, air conditioning and heating systems and loading floors in the Premises (other than those constructed by Tenant) shall be in good operating condition on the Commencement Date. If a noncompliance with said warranty exists as of the Commencement Date, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such noncompliance, rectify same at Landlord's sole cost and expense.

47.     SUBSTANTIAL COMPLETION

        47.1    The Premises shall be deemed ready for occupancy on the second
(2nd) business day after Landlord gives Tenant written notice of the substantial completion of Landlord's Work and the opportunity to inspect Landlord's Work. The Premises shall be substantially completed when all major items of construction have been substantially completed and the Premises is accessible and reasonably usable and is broom clean and free of all debris, notwithstanding the fact (i) that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which do not materially interfere with Tenant's use of the Premises, and (ii) that Landlord's Work has been substantially completed except for portions thereof which shall be completed upon the completion of Tenant's Work.

        47.2 If the completion of Landlord's Work shall be delayed due to any act or omission of Tenant or any of its employees, agents or contractors or any failure to plan or to execute Tenant's Work diligently and expeditiously ("Tenant's Delay"), the Premises shall be deemed ready for occupancy on the date when they would have been ready but for the Tenant's Delay.

        47.3 If and when Tenant shall take actual possession of the Premises, it shall be conclusively presumed that the same were in satisfactory condition as of the date of such taking of possession, unless within twenty (20) days after such date Tenant shall give Landlord notice specifying the respects in which the Premises were not in satisfactory condition.

48.     TENANT'S INITIAL INSTALLATIONS

        48.1 Tenant agrees, at Tenant's sole cost and expense, to cause the Premises to be improved in accordance with the plans approved by Landlord in writing ("Approved Plan") (which improvement is hereinafter referred to as "Tenant's Initial Installations"), which approval shall not be unreasonably withheld or delayed. Tenant's obligation hereunder shall include, without limitation, the obligation to pay for all soft costs, environmental and other investigatory expenses, construction expenses, filings, architectural fees, engineering fees and other like items necessary in order to lawfully complete Tenant's Initial Installations. Tenant's performance of Tenant's Initial Installations shall be performed with due diligence and in a good and workmanlike manner.

        48.2 During the period following the date of this Lease and during the performance by Landlord of Landlord's Work, if any, Tenant agrees to submit to Landlord for Landlord's review and approval all items mentioned in Article 71 below of this Lease with respect to Alterations as the same may pertain to Tenant's Initial Installations. Landlord shall either approve or comment on Tenant's submissions within five (5) business days after receipt. If any of Tenant's submissions are not approved by Landlord, Tenant shall resubmit any disapproved items in a timely manner. Tenant's Initial Installations shall be commenced promptly after receipt by Tenant of all permits and approvals necessary for the same to be legally carried out and after delivery to Landlord of all items that must be delivered prior to the commencement of any Alterations. All of Tenant's Initial Installations shall be performed in accordance with the provisions of Article 71 below of this Lease.

        48.3 Landlord agrees that if Tenant requests in writing prior to the installation of any Tenant's Initial Installations or Tenant's Changes (as defined in Article 71 below) that Landlord specify whether it will require the removal of such Tenant's Changes or Tenant's Initial Installations upon termination or expiration of this Lease, Landlord shall so specify within ten
(10) days after Tenant's request in writing, which writing includes a statement that if Landlord fails to respond within ten (10) days of the request, that Landlord shall be deemed not to require removal. If Landlord fails to respond to such a request, Landlord shall be deemed to have not required the removal of such

Tenant's Changes or Tenant's Initial Installations upon the termination or expiration of this Lease. Notwithstanding the foregoing, Tenant shall be responsible for removing and, unless Landlord notifies Tenant to the contrary, Tenant shall remove, all generators, antennae, conduit, fuel tanks, and any other equipment belonging to Tenant or Tenant's Customers (as defined in Section
53.17 below) upon the expiration of this Lease and will repair all damage to the Building incurred in connection therewith.

49.     ESCALATIONS FOR INCREASE IN REAL ESTATE TAXES

        49.1 For each Tax Year or portion thereof occurring in whole or in part during the term or any renewal term of this Lease, Tenant shall pay, as Additional Rental, the Tax Payment (hereafter defined) for such Tax Year or portion thereof.

        49.2 "Taxes" shall mean the total of all real estate taxes and assessments and special assessments, business improvement district charges, and other levies of a similar or dissimilar nature levied, assessed or imposed upon or against the land, the Landlord and/or Building located at 601 West 26th Street, New York, New York (individually referred to hereinafter as the "Land" and the "Building"). If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that if and to the extent that in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies or impositions of charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed: (i) a tax, assessment, levy, imposition or charge wholly or partially as capital levy or otherwise on the rents received therefrom; (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Building or the Land or the Premises and imposed upon Landlord; (iii) a license fee measured by the rents payable by Tenant to Landlord; or (iv) any additional or substitute tax assessment, levy, imposition or charges against the Land and/or the Building; then all such taxes, assessments, levies, impositions or charges or part thereof so measured or based, shall be deemed to be included with the term "Taxes."

        49.3 Notwithstanding anything to the contrary contained in this Article, there shall be excluded from the definition of Taxes (i) all excess profit taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, capital gains taxes, and other taxes to the extent applicable to Landlord's general or net income, (ii) any items included as Expenses, and (iii) any taxes or other charges for which Tenant is directly responsible to such taxing authority. Taxes shall also not include interest and penalties for late payment. Landlord represents that the Building and the Land is assessed as a single tax parcel for real property tax purposes separate and apart from any other land.

        49.4 "Tax Year" shall mean the fiscal year for which Taxes are levied by the applicable governmental authority.

        49.5 "Base Tax" shall mean the Taxes payable in the calendar year commencing January 1, 1999 and ending December 31, 1999 (such fiscal year being hereinafter referred to as the "Base Tax Year").

        49.6    "Tenant's Proportionate Share" shall mean 0.56%.

        49.7 If the Taxes for any Tax Year occurring wholly or partially within the term of this Lease or any renewal or extension thereof shall be greater than the Base Tax, Tenant shall pay as Additional Rental for such Tax Year a sum equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax (which amount is hereinafter called the "Tax Payment"). Should this Lease commence or terminate prior to the expiration of a Tax Year, such Tax Payment shall be prorated to correspond with that portion of a Tax Year occurring within the term of this Lease. Tenant's obligation to pay such Additional Rental and Landlord's obligation to refund pursuant to Paragraph 49.8 below, as the case may be, shall survive the termination or sooner expiration of this Lease.

        49.8 Only Landlord shall be eligible to institute proceedings to contest the Taxes or reduce the assessed valuation of the Land and Building. Landlord shall be under no obligation to contest the Taxes or the assessed valuation of the Land and Building for any Tax Year or to refrain from contesting the same, and may settle any such contest on such terms as Landlord in its sole judgment considers proper. If Landlord shall receive a refund for any Tax Year for which a Tax Payment shall have been made by Tenant pursuant to Paragraph 49.7 above, Landlord shall repay to Tenant, with reasonable promptness, Tenant's Proportionate Share of such refund after deducting from such refund the reasonable costs and expenses (including experts' and attorneys' fees) of obtaining such refund.

        49.9 Landlord shall render to Tenant a comparative statement, with a copy of the then current tax bill, showing the amount of the Base Tax, the amount of the Taxes for the then current Tax Year, and the Tax Payment, if any, due from Tenant for such Tax Year. The Tax Payment shown on such comparative statement shall be paid in full by Tenant to Landlord within thirty (30) days after Tenant's receipt of such comparative statement, or, at Landlord's option, shall be paid in two (2) installments on July 1 and January 1 of each Tax Year. At the election of Landlord, the Tax Payment may be billed by Landlord and paid by Tenant in equal monthly installments, together with installments of Fixed Rental payable under this Lease. Tenant shall pay the amount of the Tax Payment shown on such comparative statement (or the balance of a proportionate installment thereof, if only an installment is involved) concurrently with the installment of Fixed Rental then or next due, or if such statement shall be rendered at or after the termination of this Lease, within ten (10) days after such rendition. Each comparative statement shall be conclusive and binding on Tenant, unless within thirty (30) days after receipt of such comparative statement, Tenant shall notify Landlord of any discrepancy in specific detail. Pending the determination of such dispute, by agreement or otherwise, Tenant shall pay the Tax Payment set forth on the comparative statement.

50.     WATER, SEWER AND SPRINKLER CHARGES

        Tenant shall pay to Landlord, as additional rent hereunder, Tenant's Proportionate Share of (i) any and all water meter and/or frontage charges and sewer rents levied, assessed or imposed against the Building and the Land and
(ii) all charges paid by Landlord for sprinkler supervisory services for the Building. The amounts payable to Tenant under the preceding sentence shall be payable on the first day of each and every month during the term of this Lease commencing from and after the Commencement Date.

51.     ESCALATION FOR OPERATING EXPENSES

        51.1 The term "Expense Year" shall mean the calendar year following the Base Year, and each calendar year thereafter occurring in whole or in part during the Term.

        51.2 The term "Expenses" shall mean the total of all the costs and expenses paid, incurred or borne by Landlord or on Landlord's behalf with respect to the repair, operation and maintenance of the Premises and the sidewalks, plazas, curbs, and other appurtenances adjoining the same. As used in this Article, the term "Premises" shall mean the land, building and improvements located on the tax block and lot described in the Definitions Article of this Lease. The term Expenses shall include all such items incurred (whether directly or through independent contractors) to the extent the same are not chargeable to any other tenant or occupant of the Building, and which, in accordance with the accounting practices of Landlord maintained in accordance with generally accepted accounting principles applicable to real estate accounting transactions and/or the standard and customary practices for office buildings of similar nature in The City of New York are properly chargeable to the repair, maintenance and operation of the Premises, including, but not limited to, the costs and expenses (including all applicable taxes) which belong within any one or more of the following categories:

                51.2.1 salaries, wages, disability benefits, pensions, medical, surgical insurance (including group life and disability), union and general welfare benefits respecting employees of Landlord employed exclusively to service the Premises up to and including the building manager (herein, "Qualified Employees");

                51.2.2 payroll taxes, workers' compensation, uniforms and related expenses for Qualified Employees;



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

                51.2.3 the cost of painting, window washing, lobby decorations or displays and the cost of interior and exterior landscape maintenance and repairs;

                51.2.4 if carried on a blanket or program basis, the allocable cost or the cost for the premiums and other charges for rent, casualty, boiler, sprinkler, plate glass, public liability and property damage, fidelity and any other insurance Landlord maintains or is required to maintain with respect to the Premises or the maintenance or operation thereof;

                51.2.5 the cost of the rental of all supplies (including, without limitation, cleaning supplies) hand tools and other materials used in the repair, maintenance or operation of the Premises;

                51.2.6 the depreciation for, or the rental cost or value of all movable equipment used in the repair, maintenance or operation of the Premises;

                51.2.7 the cost or value of or the cost or value of the rental of, together with the cost of the installation of, any security or other system used in connection with life or property protection installed after the Base Year (including the cost of, or the cost or value of the rental of, all machinery, electronic systems and other equipment comprising any part thereof), as well as the cost of the operation and repair of such system in operation during the Base Year;

                51.2.8 the cost of all charges for cleaning, janitorial and security services;

                51.2.9 whether or not capitalized under generally accepted accounting principles, the cost of repairs and the cost of replacements made in connection with repairs of sidewalks, cables, fans, pumps, boilers, cooling equipment, wiring and electrical fixtures and metering, control and distribution equipment, component parts of the HVAC, electrical, plumbing, elevator and life or property protection systems (including, without limitation, sprinkler systems) window washing equipment and snow removal equipment, provided, however, that if such costs are capitalized under GAAP, such costs shall be amortized over a period of time equal to the anticipated useful life of such improvements;

                51.2.10 whether or not capitalized under generally accepted accounting principals, costs for alterations and improvements to the Premises made after the Base Year by reason of the laws and requirements of any public authorities enacted after the Base Year or the requirements of insurance bodies or Landlord's insurer enacted after the Base Year for which any tenant is not solely responsible under the provisions of its Lease, provided, however, that to the extent such costs are capitalized under generally accepted accounting principles, such costs shall be amortized over a period of time equal to the anticipated useful life of such improvements;

                51.2.11 management fees not to exceed the then prevailing rates for management fees of other buildings of a similar class as the Premises in New York County or, if no managing agent is employed by Landlord, a sum in lieu thereof which is not in excess of the then prevailing rates;

                51.2.12 whether or not capitalized under generally accepted accounting principles, the cost of improvements, equipment or machinery installed for the purpose of reducing energy consumption or reducing other Expenses and which, at such time, reasonably prudent owners of office buildings in New York County would reasonably agree with the purpose, provided, however that to the extent such costs are capitalized under generally accepted accounting principles, such costs shall be amortized over a period of time equal to the anticipated useful life of such improvements;

                51.2.13 reasonable legal, accounting and other professional fees incurred in connection with the operation, maintenance and management of the Premises;

                51.2.14 fees, dues and other contributions by Landlord to civic or other organizations;

                51.2.15 water, sewer and sprinkler charges to the extent not included in Taxes or in Article 50;



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

                51.2.16 the cost of all charges for gas, oil, steam, electricity (for common areas of the Building), heat, ventilation, air conditioning, water and other utilities furnished to the Premises;

                51.2.17 the charges incurred in connection with Building telephone service or the allocable portion thereof (excluding any telephone service utilized by leasing agents); and

                51.2.18 all other charges properly allocable to the repair, operation or maintenance of the Premises in accordance with real estate accounting practices customarily used in New York City.

        51.3 Provided, however, that the foregoing costs and expenses shall exclude or have deducted from them, as the case may be and as shall be appropriate and Expenses shall specifically exclude the following:

                51.3.1  leasing commissions;

                51.3.2 management fees (whether payable to an unrelated party or to a party related to Landlord) in excess of the rates then customarily charged for building management for buildings of like class and character;

                51.3.3 executives' salaries and benefits above the grade of building manager;

                51.3.4 the cost of capital improvements, except as otherwise provided herein;

                51.3.5 amounts received by Landlord through proceeds of insurance to the extent the proceeds are compensation for Expenses which were previously (or in any current comparative year will be) included in Expenses hereunder;

                51.3.6 the cost of repairs or replacements incurred by reason of fire or other casualty to the extent that Landlord is compensated (or would have been compensated had Landlord maintained the insurance required by this Lease) therefor through proceeds of insurance, or caused by the exercise of the right of eminent domain;

                51.3.7  advertising and promotional expenditures;

                51.3.8 legal fees and related costs for disputes with tenants or for negotiating, entering into or for terminating any leases or tenancies in the Building;

                51.3.9 refinancing costs and principal and interest payments and amortization of any Mortgage and the amounts payable under any Ground Lease;

                51.3.10 interest or penalties for late payments by Landlord;

                51.3.11 compensation and benefits of service personnel to the extent that such personnel perform services not solely in connection with the management, operation, repair or maintenance of the Building;

                51.3.12 depreciation or amortization of improvements, except as provided herein;

                51.3.13 costs incurred in performing work or furnishing services for any tenant (including, without limitation, Tenant), whether at such tenant's or at Landlord's expense, to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish to Tenant at Landlord's expense;

                51.3.14 expenditures for any alteration, renovation, subdivision, layout and finish of any space in the Building performed in connection with the occupancy of such space by a tenant;

                51.3.15 Taxes;

                51.3.16 costs of repairs, additions or replacements caused by the exercise of the rights of eminent domain, for which Landlord is compensated by the condemning authority;



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

                51.3.17 any payments made to subsidiaries of Landlord or entities under common control with Landlord except if such payments are for services or goods on, to or for the Building, and only to the extent that the cost of such services and goods are at market rates being paid for such services or goods by owners of similar buildings in New York County from time to time;

                51.3.18 any expenses for services or items for which any tenant of the Building (including Tenant) directly reimburses Landlord (other than as a component of Expenses);

                51.3.19 any costs, fines or penalties incurred resulting from violations by Landlord of any governmental rule or regulations;

                51.3.20 expenses arising as a result of Landlord's gross negligence or willful misconduct or the negligence or willful misconduct of Landlord's agents or employees; and

                51.3.21 expenses incurred by Landlord in connection with the transfer or distribution of the Land or Building or any ground lease, underlying or overriding lease, including, without limitation, transfer, deed or gains taxes.

        51.4 The term "Expense Payment" shall mean Tenant's Proportionate Share of the amount by which the Expenses for an Expense Year exceed the Expenses for the Base Year. Landlord agrees that the Expense Payment in any one Expense Year shall not be greater than 4% of the then adjusted Fixed Rental for said year.

        51.5    The term "Base Year" shall mean January 1, 1999 to December 31,
1999.

        51.6 The cost of any item which was included in Expenses for the Base Year and which thereafter is not incurred by Landlord by reason of the installation of a labor saving device or other improvement shall be deleted from Expenses for the Base Year in connection with the calculation of the Expense Payment for all Expense Years from and after the Expense Year in which such installation or improvement occurs.

        51.7 If during any Expense Year (a) any rentable space in the Building shall be vacant or unoccupied and such space was rented or occupied during the Base Year or (b) the tenant or occupant of any space in the Building undertook to perform work or services therein in lieu of having Landlord perform the same and the cost thereof would have been included in Expenses, then in either of such events, at Landlord's option, the Expenses for such Expense Year shall be adjusted to reflect the Expenses that would have been incurred if such space had been occupied, or if Landlord had performed such work or services, as the case may be, provided, however, that Landlord shall in computing the Expenses during the Base Year and each Expense Year, adjust the same to reflect the Expenses that would have been incurred if not less than 95% of the Building were occupied during the Base Year and the relevant Expense Year, as the case may be.

        51.8 At any time during each Expense Year, Landlord may furnish to Tenant a written statement (an "Estimate Statement") setting forth Landlord's estimate of the Expense Payment for such Expense Year (the "Estimated Payment"). Tenant shall pay to Landlord on the first day of each month during each Expense Year an amount equal to one twelfth (1/12th) of the Estimated Payment. If Landlord furnishes an Estimate Statement for an Expense Year subsequent to the commencement thereof, then (i) beginning on the first day of the then current Expense Year and until the first day of the month following the month in which the Estimate Statement is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to 104% of the monthly sum payable by Tenant to Landlord with respect to the next previous Expense Year; (ii) promptly after the Estimate Statement is furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord for the current Expense Year was greater or less than the installments of Estimated Payment to be paid for the current Expense Year, and (a) if there shall be a deficiency, Tenant shall pay the amount thereof within fifteen (15) days after demand therefor, or (b) if there shall have been an overpayment, Landlord shall credit the amount thereof against the next monthly installment(s) of Fixed Rent payable under this Lease (unless the credit cannot be made prior to the expiration of the Term, in which case, within fifteen (15) days after the expiration of the Term (so long as Tenant is not in default as of the expiration of the Term), Landlord shall refund the then uncredited excess to Tenant, and
(iii) on the first day of the month following



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

the month in which an Estimate Statement is furnished to Tenant and monthly thereafter throughout the remainder of such Expense Year, Tenant shall pay to Landlord an amount equal to one twelfth (1/12th) of the Estimated Payment shown on the Estimate Statement. Landlord may, not more often than twice in each Expense Year, furnish to Tenant a revised Estimate Statement; if a revised Estimate Statement is furnished to Tenant, the Estimated Payment for such Expense Year shall be adjusted in the same manner as provided in the preceding sentence.

        51.9 Following the conclusion of each Expense Year and promptly after such time as Landlord shall have obtained such information and shall have made such calculations as are necessary, Landlord shall furnish to Tenant an annual statement (the "Annual Statement") for such Expense Year. If the Annual Statement shows that the Estimated Payment (or other payments) for such Expense Year exceeded the Expense Payment which should have been paid for such Expense Year in accordance with the Annual Statement, Landlord shall credit the amount of such excess against the next monthly installment(s) of Fixed Rent payable under this Lease (unless the credit cannot be made prior to the expiration of the Term, in which case, fifteen (15) days after the expiration of the Term (so long as Tenant is not in default as of the expiration of the Term), Landlord shall refund the then uncredited excess to Tenant); if the Annual Statement for such Expense Year shows that the Estimated Payment for such Expense Year was less than the Expense Payment (or other payments) which should have been paid for such Expense Year in accordance with the Annual Statement, Tenant shall pay the amount of such deficiency within fifteen (15) days after receipt of the Annual Statement, such obligation to survive the expiration or sooner termination of this Lease.

        51.10 Each Annual Statement shall be conclusive and binding upon Tenant unless, within ninety (90) days after receipt thereof, Tenant shall notify Landlord that it disputes the correctness of the Annual Statement. If such notice is sent, provided Tenant shall pay to Landlord the amounts shown to be due to Landlord on the disputed Annual Statement, the parties agree that due to the confidential nature of Landlord's books and records, either party may refer the decision of the issues raised to a reputable independent firm of certified public accountants mutually agreeable to Landlord and Tenant, and the decision of such accountants shall be conclusive and binding on the parties. The fees and expenses involved in such decisions shall be borne by the unsuccessful party (and if both parties are partially unsuccessful, the accountants shall apportion the fees and expenses between the parties based on the degree of success of each party). Each Annual Statement shall be conclusive and binding upon Landlord unless, within ninety (90) days after the rendering thereof, Landlord prepares and forwards to Tenant a corrected Annual Statement.

52.     ALL ADDITIONAL RENTAL PAYMENTS

        52.1 Landlord's delay or failure during the term of this Lease to prepare and deliver any statements or bills required to be delivered to Tenant under Articles 49, 50 and 51 shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect any Additional Rental which may have become due pursuant to these Articles during the term of this Lease. Tenant's liability for Additional Rental due under Articles 49, 50 and 51 shall continue unabated during the remainder of the term of this Lease and shall survive the expiration or sooner termination of this Lease.

        52.2 In no event shall any adjustment of any payments payable by Tenant in accordance with the provisions of Articles 49, 50 and 51 result in a decrease in the Fixed Rental.

        52.3 If any Additional Rental is payable with respect to any period that shall end after the expiration or termination of this Lease, the Additional Rental payable by Tenant in respect thereof shall be prorated to correspond to that portion of such Escalation Year occurring within the term of this Lease.

53.     ASSIGNMENT AND SUBLETTING

        53.1 Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage, or encumber this Lease or any of its rights or estates hereunder, sublet the Premises or any part thereof, or permit the Premises, or any part thereof, to be used or occupied by others, pursuant to a management agreement, license agreement or otherwise (each of the foregoing hereinafter referred



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

to as a "Transfer"), without the prior written consent of Landlord in each instance. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, subletting, occupancy, or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, subtenant, or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Landlord's consent to an assignment or subletting shall not, in any wise, be construed to relieve Tenant from obtaining Landlord's express written consent to any further assignment or subletting. In no event shall any permitted sublessee assign or encumber its sublease, further sublet all or any portion of its sublet space, or otherwise suffer to permit the sublet space, or any part thereof, to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed to be a subletting.

        53.2 If Tenant shall, at any time or times during the term of this Lease, desire to assign this Lease or sublet all or part of the Premises, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by: (a) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than fifteen (15) nor more than forty-five (45) days after the giving of such notice; (b) a statement setting forth, in reasonable detail, the identity of the proposed assignee or subtenant and its principals, the nature of its business and its proposed use of the Premises; and (c) current financial information with respect to the proposed assignee or subtenant and its principals, including its (and their) most recent financial report(s).

        53.3 Provided that Tenant is not in default of any of Tenant's obligations under this Lease, Landlord's consent (which shall be in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

                53.3.1  Tenant shall have complied with the provisions of
Article 53.2 above;

                53.3.2 In Landlord's reasonable judgment the proposed assignee or subtenant is engaged in a business or activity, and the Premises, will be used in a manner, which (a) is limited to the use of the Premises for the use permitted herein or a use specifically permitted under a lease for space in the Building executed by Landlord on or after June 1, 1998; and (b) will not violate any negative covenant as to use contained in any other lease of space in the Building;

                53.3.3 The proposed assignee or subtenant (or its principal) is a reputable person and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

                53.3.4 Neither the proposed assignee or subtenant nor any person who, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or subtenant, (a) is then a tenant or an occupant of any part of the Building, nor (b) is a party who dealt with, or is then negotiating with, Landlord or Landlord's agent (directly or through a broker) with regard to space in the Building either currently or during the six
(6) months immediately preceding Tenant's request for consent;

                53.3.5 The form of the proposed sublease or instrument of assignment shall be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article;

                53.3.6 Tenant shall reimburse Landlord on demand for the reasonable costs (not to exceed $2,000) that may be incurred by Landlord in connection with said assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal fees incurred in connection with the granting of any requested consent;



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

                53.3.7 The Premises shall not, without Landlord's prior written consent, have been listed or otherwise been publicly advertised for assignment or subletting at a rental rate lower than the then prevailing rental for other similar space in the Building; and

                53.3.8 The proposed occupancy shall not impose an extra burden upon services to be supplied by Landlord to Tenant.

        53.4    No assignment or subletting shall be made:

                53.4.1 by the legal representatives of Tenant or by any person to whom Tenant's interest under this Lease passes by operation of law, except in compliance with the provisions of this Article; or

                53.4.2 to any person or entity for the conduct of a business which is not in keeping with the Certificate of Occupancy and applicable zoning laws.

        53.5 The sublease shall expressly prohibit the use of the Premises or any part thereof for any use other than the use set forth in paragraph 2 of the prefixed printed form.

        53.6 In the event that Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within one hundred twenty
(120) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Article 53.2 before assigning this Lease or subletting all or part of the Premises.

        53.7 Each subletting pursuant to this Article shall be subject to all of the applicable covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Fixed Rental and Additional Rental due, and to become due, hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that, notwithstanding any such subletting, no other and further subletting of the Premises by Tenant, or any person claiming through or under Tenant shall, or will be made, except upon compliance with, and subject to, the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

        53.8 With respect to each and every sublease or subletting, it is further agreed that:

                53.8.1 no subletting shall be for a term ending later than one day prior to the expiration date of the term of this Lease;

                53.8.2 no sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

                53.8.3 each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that, in the event of termination, re-entry, or dispossess by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant as sublandlord under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not: (a) be liable for any previous act or omission of Tenant under such sublease; (b) be subject to any offset, not expressly provided in such sublease, that theretofore accrued to such subtenant against Tenant; or (c) be bound by any previous modification of such



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

sublease or by any previous prepayment of more than one month's fixed rent or any additional rent then due.

        53.9 Any assignment or transfer shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions contained in Article 53.1 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of fixed rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of Fixed Rental and Additional Rental and for the other obligations of this Lease on the part of the Tenant to be performed or observed.

        53.10 In no event shall Tenant be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claims, for money damages (nor shall Tenant claim any money damages by way of set-off counterclaim or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to a proposed assignment or subletting as provided for in this Article. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for' specific performance, injunction or declaratory judgment.

        53.11 If applicable, one or more sales or transfers, by operation of law or otherwise, or creation of new stock, partnership, membership or voting interests, aggregating in excess of fifty percent (50%) of (i) the voting stock of any corporate tenant, or (ii) the limited or general partnership interest in any partnership tenant, or (iii) the membership interests in any limited liability company tenant, whether in a single transaction or in a series of transactions, shall be deemed an assignment within the meaning of this Article and shall require Landlord's prior written consent.

        53.12 The joint and several liability of Tenant and any immediate or remote successor in interest to Tenant, and the due performance of the obligations of this Lease on Tenant's part to be performed or observed, shall not be discharged, released, or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of this Lease so that such obligations are increased, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

        53.13 The listing of any name other than that of Tenant, whether on the doors of the Premises, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease, to any sublease of the Premises, or to the use or occupancy thereof by others.

        53.14 If Tenant shall enter into any subleases, assignments or other agreements for the occupancy of the Premises or any portion thereof, or if there is a transfer of this Lease by operation of law, or otherwise, and if Tenant shall receive any consideration from its assignee, subtenant or licensee for or in connection with the assignment or the subletting, as the case may be, or, if Tenant shall sublet or otherwise permit occupancy of the Premises at a rental rate (including Additional Rental) or other periodic aggregate consideration in excess of the Fixed and Additional Rental due hereunder, Tenant shall pay to Landlord, upon receipt, as Additional Rental hereunder, one-half of such consideration or excess, less broker's commissions and legal fees incurred by Tenant solely in connection with subletting the Premises or assigning this Lease or performing the work to the Premises to ready the Premises for sublet or assignment (amortized on a straight line basis over each month in the term of the sublease or assignment).

        53.15   INTENTIONALLY OMITTED

        53.16 Tenant shall have the right, without the consent of, but on written notice to, Landlord, but subject to Tenant's satisfaction of the conditions set forth in Section 53.2(a) and (b) (provided, however, that notwithstanding the provisions of Section 53.2(a), the written notice to be given by Tenant to Landlord under this Section 53.16 may be given simultaneously with, or at any time prior



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

to, effecting any of the transactions described in this Section), 53.3.2, 53.3.6, 53.3.8 and 53.9 (but only so long as the assumption of the obligations of Tenant hereunder are not effective by operation of law) above, (A) to assign its interest in this Lease (i) to any person or entity which is a successor to Tenant either by merger or by consolidation, (ii) to a purchaser of all or substantially all of Tenant's assets (provided such purchaser shall have also assumed substantially all of Tenant's liabilities), or (iii) to a person or entity which shall control, be under the control of, or be under common control with Tenant (any such entity referred to in this clause (iii) being a Related Entity), (B) to transfer or change the ownership of Tenant as long as the new ownership interest continues to operate the business of Tenant in the same manner, or (C) to effect a transaction in which Tenant becomes an entity whose shares of stock or other ownership interests are, directly or indirectly, sold on a national stock exchange or an inter-dealer quotation system; and in the event the foregoing transaction has occurred, any subsequent sale of ownership interests or issuance of new ownership interest, directly or indirectly, in Tenant shall be subject to the provisions of this Section 53.16.

        53.17 Landlord acknowledges that Tenant's permitted use requires the installation in the Premises of certain telecommunications equipment owned by customers, licensees and co-locators of Tenant ("Tenant Customers") in order for such Tenant Customers to interconnect with Tenant's equipment or to permit Tenant to manage or operate such Tenant Customers' equipment. Notwithstanding anything to the contrary provided herein, Landlord approves such use of portions of the Premises by Tenant Customers for such purposes without Landlord's further consent. All use or occupancy of the Premises by said Tenant Customers shall comply with any and all applicable governmental laws, rules or regulations. No part of this Article 53 shall apply to the foregoing license or co-location arrangements. It is expressly understood and agreed that under no circumstances shall Landlord be responsible for any damage to such equipment, regardless of the cause.

54.     LIMITATION OF LIABILITY

        54.1 If Landlord shall be an individual, joint venture, tenancy in common, co-partnership, limited liability company, unincorporated association, or other unincorporated aggregate of individuals and/or entities or a corporation, Tenant shall look only to such Landlord's estate and property in the Land and the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or any member, partner or principal of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises.

        54.2 If Tenant shall request Landlord's consent or approval pursuant to any of the provisions of this Lease or otherwise, and Landlord shall fail or refuse to give, or shall delay in giving, such consent or approval, including, but not limited to, Article 53 above, Tenant shall in no event make, or be entitled to make, any claim for damages (nor shall Tenant assert, or be entitled to assert, any such claim by way of defense, set-off, or counterclaim) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or delayed its consent or approval, and Tenant hereby waives any and all rights that it may have from whatever source derived, to make or assert any such claim. Tenant's sole remedy for any such failure, refusal, or delay shall be an action for a declaratory judgment, specific performance, or injunction, and such remedies shall be available only in those instances where Landlord has expressly agreed in writing not to unreasonably withhold or delay its consent or approval or where, as a matter of law, Landlord may not unreasonably withhold or delay the same.

55.     INDEMNIFICATION

        Tenant shall, at all times and at its sole cost and expense, indemnify, defend and hold Landlord, any holder of a Superior Mortgage (defined below), and any lessor under a Superior Lease (defined below), together with their respective agents, affiliates, employees, partners, members, officers, directors and shareholders (collectively, the "Indemnitees") harmless from and against any and all claims, suits, actions, damages, fines, charges, penalties, losses, liens, fees, costs, court costs, expenses (including, but not limited to, all reasonable fees and disbursements of attorneys, architects, engineers and other professionals engaged by one or more Indemnitees) and liabilities which may



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be incurred by or imposed on any Indemnitee or which may arise in connection with any claims, suits or actions, the investigation thereof or the defense of any action or proceeding brought thereon, or from the enforcement of this indemnity, or from and against any orders, judgments and/or decrees which may be entered or which may arise, wholly or in part, with respect to or on account of:
(a) any personal injury, bodily injury, loss of life and/or damage to property that may occur or be claimed by or with respect to any person(s) or property on or about the Premises, and resulting from the use, misuse, occupancy, operation and/or management of the Premises by Tenant, its successors, permitted assigns or any subcontractors, or by other persons or entities claiming by, through or under Tenant, or by their respective agents, employees, contractors, licensees, invitees, guests or other such persons or entities, except to the extent such injury, loss and/or damage is due to Landlord's, its agents' or employees' willful or negligent acts or omissions, (b) the breach of any term, covenant or condition of this Lease by Tenant, its successors, permitted assigns or any subcontractors, or by other persons or entities claiming by, through or under Tenant, or by their respective agents, employees, contractors, licensees, invitees, guests or other such persons or entities, (c) the filing of any mechanic's or materialmen's lien or of any other attachment or encumbrance against the Land and/or the Building due to work done by or on behalf of Tenant,
(d) the condition of the Premises, including any repairs, replacements, changes or Alterations which Tenant has or will perform or fail to perform therein, but only to the extent Tenant is obligated to do so under this Lease, or (e) Tenant's use or storage of any Hazardous Materials (defined below). All such actions, suits, claims, damages and/or proceedings shall be resisted and defended by Tenant at its sole cost and expense. Except as a result of Landlord's, its agents' or employees' willful or negligent acts or omissions, Landlord shall in no event be liable for any injury or damage to the Premises or to Tenant or any successors, permitted assigns or subcontractors, or other persons claiming by, through or under Tenant or their respective agents, employees, licensees, invitees, business visitors and guests or other such persons, or to any property of any such persons. Tenant shall promptly reimburse each Indemnitee for any and all expenditures covered by this indemnity and hold harmless.

56.     INSURANCE

        56.1 Tenant shall obtain and keep in full force and effect during the term of this Lease:

                56.1.1 a policy of commercial general public liability insurance, including bodily injury and property damage coverage, with a broad form contractual liability endorsement or its equivalent, naming Tenant as insured and protecting Landlord, Landlord's employees and managing agent, and any mortgagees or lessors having an interest in the Building, as additional insureds (issued on an "occurrence" basis and not a "claims made" basis) against claims for personal injury, death and/or third-party property damage occurring in or about the Premises or the Building, and under which the insurer agrees to waive any right of recovery such insurer may have had against Landlord, Landlord's employees and managing agent, and any mortgagees or lessors having an interest in the Building and to indemnify, defend and hold Landlord harmless from and against, among other things, all cost, expense and/or liability (including, without limitation, reasonable attorneys' fees) arising out of or based upon any and all claims, accidents, injuries and damages occurring in, on or about the Premises (whether or not such claims, accidents, injuries and damages occurred as a result of Landlord's negligence). Such policy shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained to Landlord. The minimum limits of liability applicable exclusively to the Premises shall be a combined single limit with respect to each occurrence in an amount of not less than $3,000,000; and

                56.1.2 Tenant shall have the right to maintain the required liability insurance in the form of a blanket policy covering other business locations of Tenant in addition to the Premises, provided, however, that Tenant shall provide Landlord with a certificate of insurance specifically naming the location of the Premises and naming Landlord as required in this Article, the limits of which coverage are to be in the amounts set forth in this Article; and

                56.1.3 insurance against loss or damage by fire and such other risks and hazards (including burglary, theft, vandalism, sprinkler leakage, water damage, explosion, breakage of glass within the Premises and, if the Premises are located at or below grade, broad form flood insurance) as are insurable under then available standard forms of "all risk" insurance policies, to Tenant's



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personal property and business equipment and fixtures (hereinafter, "Tenant's
Property") and, whether or not such alterations or tenant improvements had been paid for or performed by Tenant, any alterations and tenant improvements in and to the Premises (hereinafter, "Tenant's Work") for the full replacement cost value thereof (with such policy having a deductible not in excess of an amount to be determined by Landlord in the exercise of Landlord's commercially reasonable discretion) protecting Tenant, Landlord, Landlord's employees and managing agent, and any mortgagees or lessors having an interest in the Building; and

                56.1.4 business interruption insurance in an amount sufficient to cover Tenant's lost profits and continuing expenses for alone (1) year period.

        56.2 Prior to the time such insurance is first required to be carried by Tenant and thereafter, at least thirty (30) days prior to the expiration or other termination of any such policies, Tenant agrees to deliver to Landlord evidence of payment for the policies and true and complete copies of the actual policies together with certificates evidencing such insurance. All such policies shall contain endorsements that (a) such insurance may not be modified or cancelled or allowed to lapse except upon thirty (30) days' written notice to Landlord by certified mail, return receipt requested, containing the policy number and the names of the insured and the certificate holder, and (b) Tenant shall be solely responsible for payment of all premiums under such policies and Landlord shall have no obligation for the payment thereof notwithstanding that Landlord is or may be named as an additional insured. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as provided in this Lease in the event of Tenant's default. All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of New York which rate, in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation), as having a general policyholder rating of "A" and a financial rating of at least "XIII." Tenant shall not carry separate or additional insurance, whether concurrent or contributing, in the event of any loss or damage, with any insurance required to be obtained by Tenant under this Lease.

        56.3 All policies to be maintained by Tenant hereunder and by Landlord with respect to the Building shall contain a provision that no act or omission of Landlord or Tenant, as the case may be, shall affect or limit the obligation of the insurer to pay the amount of any loss sustained.

        56.4 The parties hereto shall procure an appropriate clause in, or endorsement on, any "all risk" or fire or extended coverage insurance covering the Premises, the Building, the personal property, fixtures or equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery by the insured prior to any loss. The waiver of subrogation or permission for waiver of the right of recovery in favor of Tenant shall also extend to all other persons or entities occupying or using the Premises in accordance with the terms of the Lease. If the payment of an additional premium is required for the inclusion of such waiver of subrogation provisions or consent to a waiver of right of recovery, each party shall advise the other of the amount of any such additional premiums by written notice and the other party shall pay the same or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or consent. It is expressly understood and agreed that Landlord will not be obligated to carry insurance on Tenant's Property or Tenant's Work or insurance against interruption of Tenant's business.

        56.5 Each party hereby waives all rights of recovery, claim, action, cause of action and releases the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property (including rental value or business interruption) occurring during the term of this Lease to the extent to which such party is insured under a policy containing a waiver of subrogation or naming the other party as an additional assured, as provided in this Article. If notwithstanding the recovery of insurance proceeds by either party for loss, damage or destruction of its property (or rental value or business interruption) the other party is liable to the first party with respect thereto or is obligated under this Lease to make replacement, repair or restoration, then provided the first party's right of



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full recovery under its insurance policies is not thereby prejudiced or otherwise adversely affected, the amount of the net proceeds of the first party's insurance against such loss, damage or destruction shall be offset against the second party's liability to the first party therefor, or shall be made available to the second party to pay for the replacement, repair or restoration, as the case may be. Each party shall advise insurers of the foregoing and such waiver shall be part of each policy maintained by Tenant or Landlord which applies to the Premises, any part of the Premises or Tenant's use and occupancy of any part thereof, or, in the case of Landlord, which applies to the Building.

        56.6 Landlord shall, throughout the term of this Lease, maintain insurance on the Building against fire and other casualty and liability insurance, in each case in limits at least equal to those mandated by the then holder of the Superior Mortgage (defined below), or if no mortgage shall encumber the Building, commercially reasonable levels of such insurance covering the Building and general liability insurance in amounts and types customarily carried by owners of similar buildings.

57.     ELECTRIC CURRENT

        57.1 Tenant agrees that Tenant shall not make any electrical or mechanical installations, alterations, additions or changes to the electrical equipment or appliances in the Premises (except that Tenant may connect standard office equipment without Landlord's consent) without the prior written consent of Landlord, in each such instance and Tenant will at all times comply with the rules and regulations applicable to the service, equipment, wiring and requirements of Landlord and of the utility company supplying electricity to the Building. Tenant covenants and agrees that at all times its use of electricity will not exceed the capacity of existing feeders to the Building or the risers or wiring installations therein and Tenant shall not use any electrical equipment which, in Landlord's sole reasonable judgment, will overload such installations or interfere with the use thereof by other tenants in the Building. In the event that, in Landlord's reasonable judgment (considering the needs and consumption of power by other tenants or anticipated tenants in the Building), Tenant's electrical requirements above those needed for normal office use necessitate installation of an additional riser, risers or other proper and necessary equipment or services, including additional ventilating or air conditioning, the same shall be provided or installed by Landlord at Tenant's sole expense, provided Tenant's proposed installations shall be reasonably accommodated in the Building and shall not be detrimental, in Landlord's sole judgment, to the proper and economic functioning of the Building or the use and enjoyment by other tenants therein. Any such installations shall be paid for by Tenant prior to Landlord's commencement of the work therefor, such charges shall be chargeable and collectible as additional rent. In all electrical installations, rigid conduits only will be allowed.

                If either the quantity or character of the electrical service is changed by the utility company supplying electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Fixed Rental or Additional Rental, or relieve Tenant from any of its obligations under this Lease or impose any liability upon Landlord, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise, unless such change, unavailability or unsuitability is due to Landlord's negligence or wrongful act, or if, as a direct result of such change, the electrical service to the Premises is permanently decreased below 750 amperes at 480 volts.

        57.2 Electricity shall be furnished by Landlord to Tenant on a "submetering" basis, as follows:

                57.2.1 If not already installed, Landlord shall, at its sole cost and expense, install a meter or meters for the purpose of measuring the electric current consumed in the Premises; and

                With respect to the Premises and/or any portion(s) thereof that constitute less than a full floor of the Building, Landlord may, at its option, either:

                57.2.2 Install a meter to measure the amount of Usage (hereinafter defined) with respect solely to the Premises and/or to such portion(s); or

                57.2.3 Measure the amount of Usage with respect thereto through common meter(s).



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                Landlord shall, from time to time, furnish Tenant with a
statement indicating the appropriate period during which the Usage was measured and the amount of Tenant's Cost payable by Tenant to Landlord for furnishing electrical current. Within five (5) days after receipt of each such statement, Tenant shall pay to Landlord as Additional Rental hereunder, the amount of Tenant's Cost as set forth thereon, plus an amount equal to the out-of-pocket costs and expenses incurred by Landlord in connection with reading such meters and preparing bills therefor, failing which Landlord may, upon ten (10) days' written notice to Tenant, discontinue the service of electric current to the Premises without releasing Tenant from any liability under this Lease and without Landlord or Landlord's agent incurring any liability to Tenant from any damage or loss sustained by Tenant by reason of such discontinuance of service.

                For the purposes of this subsection, "Usage" shall mean the number of kilowatt hours of electric current consumed in the Premises, as measured by a meter or meters through which the electric current supplied to the Premises is drawn, for each calendar month or such other period as Landlord shall determine during the term of this Lease.

                "Rate" shall mean the amount per kilowatt hour that would be charged, at the time in question, by the public utility company supplying electric current to the Building, at the rate schedule payable by Landlord from time to time, including, without limitation, all applicable surcharges, demand charges, time-of-day charges, energy charges, fuel adjustment charges, rate adjustment charges, taxes, and other sums payable in respect thereof, as if the Usage were the total current being purchased.

                "Tenant's Cost" shall mean an amount equal to the product of (i) the Rate, multiplied by (ii) the Usage, multiplied by (iii) 105%. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, and in included in the bill of, and paid by, Tenant to Landlord.

        57.3 Landlord reserves the right to terminate the furnishing of electricity on a submetering basis upon ninety (90) days' written notice to Tenant, in which event, Tenant shall not be released from any liability under this Lease and Tenant may make application directly to the public utility for the Tenant's entire separate supply of electric current and Landlord shall permit its wire and conduits, to the extent available and safely compatible, to be used for such purpose. Any meters, risers or other equipment or connections necessary to enable Tenant to obtain electric current directly from such utility, shall be installed at Tenant's sole cost and expense. Rigid conduits only will be allowed. Landlord, upon the expiration of the aforementioned ninety
(90) days' written notice to Tenant, may discontinue furnishing the electric current, but this Lease shall otherwise remain in full force and effect on all of its terms.

        57.4 Any meter(s) installed by Landlord pursuant to this Article shall be maintained and repaired by Tenant at Tenant's sole cost and expense.

        57.5 The provisions of this Article 57 shall be subject to the provisions of Article 88 below.

58.     BROKER

        Landlord and Tenant represent and warrant to each other that neither Landlord nor Tenant consulted nor negotiated with any broker or finder with regard to the rental of the Premises from Landlord, other than Dean Topping & Company and S.L. Realty Corp., whose commissions shall be paid by Landlord pursuant to Landlord's separate agreement with said brokers. Landlord and Tenant agree to indemnify and hold each other harmless from any damages, costs and expenses (including reasonable attorneys' fees incurred in defending an action or claim or enforcing this indemnity) suffered by Landlord or Tenant by reason of any claim or action for a commission by any other person, partnership or corporation arising out of the inaccuracy of the foregoing representation. The provisions of this Article shall survive the expiration or earlier termination of this Lease.



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59.     BINDING EFFECT

        It is specifically understood and agreed that this Lease is offered to Tenant for signature by the managing agent of the Building solely in its capacity as such agent and subject to Landlord's acceptance and approval, and that Tenant shall have affixed its signature hereto with the understanding that such act shall not, in any way, bind Landlord or its agent until such time as this Lease shall have been executed by Landlord and delivered to Tenant.

60.     LATE FEE

        In the event that any payment to be made by Tenant hereunder shall become overdue for a period in excess of five (5) days, a "late charge" equal to Five Percent (5%) of the overdue payment may be charged by Landlord and shall be payable by Tenant as Additional Rental on the 1st day of the month following Landlord's demand therefor.

61.     SECURITY

        61.1 It is agreed that in the event Tenant defaults under the terms of this Lease beyond the expiration of all grace and notice periods, Landlord may (but shall not be required to) use or apply such part of the security so deposited for any sum Landlord may expend by reason of Tenant's default, or for the payment of any past-due rental. In the event Landlord shall apply all or any portion of Tenant's security in accordance with this lease, Tenant shall promptly deposit with Landlord an amount sufficient to restore such security to the amount set forth in Article 34. If Landlord retains or applies all or a portion of Tenant's security deposit as a result of Tenant's default in the payment of Fixed Rental or Additional Rental and Tenant fails to restore the same as aforesaid, Tenant's failure to restore such security deposit shall be deemed to be a default in the payment of Additional Rental, for default in the payment of which Landlord shall have the same remedies as for a default in the payment of Fixed Rental.

        61.2 In the event of a sale or lease of the Building, Landlord shall have the right to transfer the security to the purchaser, and, to the extent such funds (or letter of credit, if applicable) are or is actually transferred by Landlord, Landlord shall thereupon be released by Tenant from all liability for the return of such security.

        61.3 Tenant agrees that it shall not assign or encumber the funds deposited as security hereunder.

62.     HOLDOVER

        Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any similar or successor law of same import then in force, in connection with any holdover proceedings which Landlord may institute to enforce the provisions of this Lease. In the event Tenant remains in possession of the Premises after the termination of this Lease, without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant from month to month, at a monthly rental equal to 150% of the Fixed Rental and Additional Rental payable during the last month of the term, subject to all of the other terms of this Lease insofar as the same are applicable to a month-to-month tenancy. Tenant's obligations under this Paragraph shall survive the termination of this Lease.

63.     APPLICABLE LAW

        This Lease shall be governed in all respects by the laws of the State of New York. Tenant hereby specifically consents to jurisdiction in the State of New York in any action or proceeding arising out of this Lease and/or the use and occupation of the Premises and waives any right to trial by jury and the right to interpose any non-mandatory counterclaim in any summary proceeding commenced by Landlord. If Tenant at any time after date of execution hereof or during the term hereof shall not be a New York partnership or a New York corporation or a foreign corporation qualified to do business in New York State, Tenant shall designate in writing an agent in New York County for service under the laws of the State of New York for the entry of a personal judgment



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against Tenant. Tenant, by notice to Landlord, shall have the right to change such agent, provided that at all times there shall be an agent in New York County for service. In the event of any revocation by Tenant of such agency, such revocation shall be void and have no force and effect unless and until a new agent has been designated for service and Landlord notified to such effect. If any such agency designation shall require a filing in the office of the Clerk of the County of New York, same shall be promptly accomplished by Tenant, at its expense, and a certified copy transmitted to Landlord.

64.     HAZARDOUS MATERIALS

        64.1 Except in accordance with applicable environmental laws, Tenant shall not cause or permit any Hazardous Materials (hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the Premises or the Building. "Hazardous Materials," as used herein, shall mean any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material defined as a hazardous waste or substance by any federal, state or local environmental law, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing.

        64.2 Landlord agrees to hold Tenant harmless from and against any costs or damages resulting from the presence or release of Hazardous Materials in or about the Building or the Land, provided such release is not caused by Tenant, its employees or agents. Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to indemnify, defend, or hold Landlord harmless for claims originating from the presence of Hazardous Materials which are not placed on or released in the Premises or in the Building or the Land by Tenant.

65.     NOTICES

        Any notice or demand which, under the terms of this Lease or under any statute, must or may be given or made by the parties hereto, shall be in writing, and shall be given or made by mailing the same by certified mail, return receipt requested, or by personal delivery, or by nationally recognized overnight delivery service, addressed to the parties at their respective addresses hereinabove mentioned, with a copy of any notice to Landlord to be delivered simultaneously in the same manner to Landlord's attorneys, Greenstein Starr Gerstein & Rinaldi LLP, 57 West 38th Street, New York, New York 10018,
Attention: Victor Gerstein, Esq., and with a copy of any notice to Tenant to be delivered simultaneously in the same manner to Tenant's attorneys, Shefsky & Froelich, Ltd., 444 North Michigan Avenue, Suite 2500, Chicago, Illinois 60611,
Attention: Paul Kelley, Esq. Either party, however, may designate in writing such new or other address to which such notice or demand shall thereafter be so given, made or mailed. Any notice given hereunder shall be deemed delivered on the third (3rd) day after the notice is deposited in a United States General branch post office, maintained by the United States Government in the City of New York, enclosed in a certified, prepaid wrapper addressed as hereinbefore provided, or, if sent by hand, on the date the same is actually delivered, or if sent by nationally recognized overnight delivery service, the next business day.

66.     ADDENDUM TO ARTICLE 16 - BANKRUPTCY

        66.1 If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq. (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by Tenant not later than twenty (20) days after receipt by Tenant, but in no event later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall



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thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be paid by such person for the assignment of this Lease.

        66.2 Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

        66.3 Nothing contained in this Article shall, in any way, constitute a waiver of the provisions of this Lease relating to assignment. Tenant shall not, by virtue of this Article, have any further rights relating to assignment other than those granted in the Bankruptcy Code.

        66.4 Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of
Section 502(b)(7) of the Bankruptcy Code.

        66.5 The term "Tenant," as used in this Article, includes any trustee, debtor in possession, receiver, custodian or other similar officer.

67.     RENT CONTROL

        In the event the Fixed Rental or Additional Rental or any part thereof provided to be paid by Tenant under the provisions of this Lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any federal, state, county or city law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code or regulations of any organization or entity formed pursuant to law, whether such organization or entity be public or private, then Landlord, at its option, may at any time thereafter terminate this Lease by not less than thirty (30) days' written notice to Tenant, on a date set forth in said notice, in which event this Lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the Expiration Date. Landlord shall not have the right to so terminate this Lease if Tenant, within such period of thirty (30) days, shall, in writing, lawfully agree that the rentals herein reserved are a reasonable rental and agrees to continue to pay said rentals, and if such agreement by Tenant shall then be legally enforceable by Landlord.

68.     REPAIRS

        68.1 Notwithstanding anything contained in Articles 3, 4, 6 or elsewhere in this Lease, all repairs and other work which Tenant is required to perform under any provision of this Lease may be performed by Landlord at Tenant's cost, provided, however, that Tenant shall have fifteen (15) days' notice prior to Landlord's undertaking of any non-emergency repair which Landlord intends to undertake. Tenant shall be permitted to perform such non-emergency repair if it diligently pursues the undertaking thereof within such fifteen (15) day period. Tenant shall pay the cost of such repairs and other work, as Additional Rental, within five (5) days after rendition of a statement therefor by Landlord.

        68.2 In addition to Tenant's obligations under Article 4, Tenant, at its sole cost and expense, shall take good care of the Premises and all improvements, and air conditioning and heating equipment, building systems used by Tenant within the Premises, fire and safety systems within the Premises, and personal property located therein or throughout the Building, including, without limitation, all furniture, fixtures, machinery, equipment and all other personal property and stock purchased by Tenant or used in connection with the operation of its business at the Premises (all of the foregoing being hereinafter collectively referred to as "Tenant's Property"), and Tenant shall make all necessary repairs to the Premises and/or Tenant's Property in accordance with the provisions contained herein, whether ordinary, extraordinary, foreseen, or unforeseen, provided; however, that Tenant shall not be obligated to make any repairs to the extent that the same is necessitated by the negligent acts or omissions of Landlord, its agents, employees or contractors. Nevertheless, any damage to the Building (including, without limitation, the Premises and the roof),



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interior and exterior, arising from or caused by the negligence or omissions of
Tenant (or its agents, servants, employees, invitees or contractors) shall be the liability of Tenant, subject to the waiver of subrogation and insurance provisions set forth in this Lease.

        68.3 When used in this Article, the term "repairs" shall include replacements and substitutions of all property when necessary, of a quality, class and value at least equal to the property replaced or substituted.

        68.4 Anything contained in this Lease to the contrary notwithstanding, Tenant acknowledges that it shall be Tenant's responsibility to clean, maintain and repair (subject to applicable legal requirements, including the requirements of the New York City Landmarks Preservation Commission) the windows and window frames in the Premises and any and all interior bathrooms within the Premises at Tenant's sole cost and expense.

        68.5 Nothing contained herein shall obligate Tenant to make any structural repairs to the Premises except if caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's employees, contractors, invitees or licensees, subject to the waiver of subrogation and insurance provisions set forth in this Lease. Tenant acknowledges that it shall be Tenant's responsibility to repair any leaks in the bathrooms or emanating through the windows in the Premises. The obligation to repair any other leaks in the pipes servicing the Premises shall be that of Landlord, except if the same are caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's employees, contractors, invitees or licensees.

69.     CONDITIONAL LIMITATION

        If Tenant shall default in the payment of the rent reserved herein, or any items of Additional Rental herein mentioned, or any part of either, during any two (2) months, whether or not consecutive, in any twelve (12) month period, and Landlord served upon Tenant petitions and notices of petition to dispossess Tenant by summary proceedings in each such instance, then, notwithstanding that such defaults may have been cured prior to the entry of a judgment against Tenant, any further default in the payment of any moneys due Landlord hereunder which shall continue for more than ten (10) days shall be deemed to be deliberate, and Landlord may thereafter serve a written five (5) days' notice of cancellation of this Lease, and the term hereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.

70.     LANDLORD'S SERVICES

        70.1    Landlord shall furnish Tenant with the following services:

                70.1.1 Non-exclusive passenger elevator service during regular hours (that is, between the hours of 8:00 a.m. and 6:00 p.m.) of business days (which term is used to mean all days except Saturdays, Sundays, those days that are observed by the State or Federal governments as legal holidays, and those days designated as holidays by the applicable building service union employees' contract) through the year ("Regular Hours"). At all other times, Landlord shall have one elevator subject to call.

                70.1.2 Non-exclusive freight elevator service during Regular Hours (that is, between the hours of 8:00 a.m. and 6:00 p.m.) of business days (which term is used to mean all days except Saturdays, Sundays, those days that are observed by the State or Federal governments as legal holidays, and those days designated as holidays by the applicable building service union employees' contract) through the year ("Regular Hours"). Use of the freight elevator during hours other than Regular Hours shall be arranged by Tenant on not less than twenty-four (24) hours prior notice and shall be provided by Landlord to the extent that no conflict exists with other tenants or other parties requesting such usage (all such conflicts to be resolved by Landlord, in Landlord's sole discretion) and Tenant shall reimburse Landlord for all costs relating thereto. If Tenant's initial occupancy or relocation into or out of the Building requires the use of the freight elevator or other standard



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services at times other than Regular Hours, Tenant shall reimburse Landlord for all costs relating to such elevator usage or other services.

        70.2 All waste and garbage shall be removed from the Premises to the outside of the Building, at Tenant's sole cost and expense, on a daily basis, by a private sanitation company independently contracted for and paid for by Tenant. Tenant shall not store any garbage, cartons or inventory outside of the Premises. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governmental, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law.

        70.3 Landlord reserves the right, without any liability to Tenant (except as otherwise expressly provided in this Lease), to stop operating any of the heating, ventilating, electric, sanitary, elevator, or other Building systems serving the Premises, and to stop the rendition of any of the other services required of Landlord under this Lease, whenever and for so long as may be necessary by reason of accidents, emergencies, strikes, or the making of repairs or changes that Landlord is required by this Lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor, or supplies, or by reason of any other cause beyond Landlord's reasonable control.

        70.4 Notwithstanding anything to the contrary contained in this Lease, Landlord agrees that if during the term hereof, Tenant shall be materially interrupted in its ability to conduct its business in all or any portion (other than a DE MINIMUS portion) of the Premises in a manner substantially comparable to the manner in which Tenant conducted such business therein immediately preceding such interruption (an "Interruption") as a consequence of Landlord's failure to provide services or perform its obligations under this Lease, and provided (x) Tenant entirely ceases operating its business in the Premises (provided that Tenant shall not be required to vacate the Premises or the applicable portion thereof); and (y) none of the conditions resulting in Tenant so being able to conduct its business in the Premises is due to the improper, negligent or willful acts of, or breach of this Lease by, Tenant or any other persons occupying any portion of the Premises by, through or under Tenant, or any of its employees, servants, agents, contractors or invitees, then, if the Interruption shall continue for eight (8) or more consecutive business days (or, if the Interruption is a result of (i) causes beyond Landlord's reasonable control, thirteen (13) or more consecutive business days, or (ii) the construction or making of a Building addition or improvement by Landlord, three (3) or more consecutive business days), Tenant may elect, on notice to Landlord sent no later than ten (10) days following the expiration of the aforesaid eight (8), thirteen (13) or three (3) consecutive day period, as the case may be, time being of the essence with respect to the sending of said notice of election, that the Fixed Rental and Additional Rental, payable by Tenant hereunder, shall fully abate, from the business day immediately following the expiration of such eight (8), thirteen (13) or three (3) business day period, as the case may be, to the day which is the first to occur of (A) the cessation of the Interruption, or (B) when Tenant shall be able to resume the operation of its business in the Premises. Tenant's right to make such an election with respect to the subject Interruption shall not constitute a waiver of any other right or remedy available to Tenant under this Lease. The foregoing provisions shall not apply in the event the Premises are damaged in whole or in part as a result of fire or other casualty and in such event the provisions of
Article 9 of this Lease shall govern.

71.     TENANT'S ALTERATIONS

        71.1 Tenant may, without the consent of Landlord, from time to time during the term of this lease and at Tenant's sole expense, make such alterations, additions, installations, substitutions, improvements and decorations (hereinafter collectively called changes and, as applied to changes provided for in this Article, Tenant's Changes) in and to the Premises, the estimated cost of which does not exceed $20,000.00 as Tenant may reasonably consider necessary for the conduct of its business therein, on the following conditions:

                71.1.1 the outside appearance or strength of the Building, or of any of its structural parts, shall not be affected;



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                71.1.2  no part of the Building outside of the Premises shall be physically affected;

                71.1.3 the proper functioning of any of the mechanical, electrical, sanitary and other service systems of the Building and/or the Premises shall not be adversely affected, and the usage of such systems by Tenant shall not be increased;

                71.1.4 before proceeding with any change either costing in excess of $20,000.00 (exclusive of the costs of decorating work and of any architect's and engineer's fees), or involving any change to the mechanical, electrical, sanitary, Building HVAC and/or other service systems, irrespective of cost, Tenant shall submit to Landlord, for Landlord's prior approval, plans and specifications for the work to be done, drawn by a registered architect or duly licensed engineer. Without limiting the generality of the foregoing, Tenant shall cause to be prepared all drawings, plans and specifications, and all other reports, applications and materials, required by the Department of Buildings of the City of New York, the Department of Labor and any other governmental authorities having jurisdiction with respect to Tenant's Changes and any permits and special licenses which may be required for or in connection with Tenant's Changes or the permitted use. Any and all filings of such drawings, plans, specifications, reports, applications and other materials with the Department of Buildings of the City of New York, the Department of Labor and any other governmental authorities having jurisdiction shall be made solely by Tenant at Tenant's sole cost and expense. Landlord shall reasonably cooperate with Tenant in connection with the execution and delivery of documents necessary to obtain work permits. Nothing herein shall be deemed to, or operate to create any liability or other obligation on the part of Landlord in the event that any such filings shall not be approved by the Department of Buildings of the City of New York or any other governmental authority having jurisdiction, unless caused by Landlord's failure to reasonably cooperate with Tenant's requests. Landlord may, as a condition of its consent, require Tenant to reimburse Landlord for Landlord's out-of-pocket cost for an independent architect or engineer to review the plans and specifications and make revisions in and to the plans and specifications.

        71.2 Tenant shall, at its expense, obtain all necessary governmental licenses, permits and certificates for the commencement and prosecution of Tenant's Changes, and, upon completion, obtain all necessary signoffs and certificates of acceptance and completion which may be required from such governmental authorities, and Tenant shall cause Tenant's Changes to be performed in compliance with such licenses, permits and certificates, as well as with all applicable laws, codes, ordinances, regulations and requirements of public authorities (including, without limitation, the New York City Landmarks Commissions [the "Landmarks Commission"]) and all applicable standards and requirements of insurance bodies, the New York Board of Fire Underwriters, the National Electric Code, the Occupational Safety and Health Administration, the American Society of Heating, Refrigeration and Air Conditioning Engineers, I.S.O., and any similar or successor bodies thereto, in a good and workmanlike manner, using new materials and equipment of a quality and class at least equal to the original installations in the Premises. Tenant's Changes shall be performed during the hours of 9:00 a.m. to 5:00 p.m. on days other than Saturdays, Sundays and holidays in such a manner as not to unreasonably interfere with or delay, and (unless Tenant shall indemnify Landlord therefor to the latter's reasonable satisfaction) so as not to impose any additional expense upon Landlord in the maintenance or operation of the Premises, and so as not to interfere with the safety, use, occupancy, comfort or quiet enjoyment of any other tenant or occupant of the Building. If Landlord incurs any costs or expenses in connection with the performance of Tenant's Changes, other than those set forth in the previous sentence, Tenant shall reimburse Landlord for the actual costs and expenses incurred by Landlord. Throughout the performance of Tenant's Changes, Tenant shall, at its expense, carry, or cause to be carried, builder's risk insurance, insuring against loss from fire, vandalism or other risks as are customarily covered by a broad-form extended coverage endorsement on a completed value basis for the full insurable value at all times, workers' compensation insurance in statutory limits, and general liability insurance for any occurrence in or about the Building, all as set forth in, and written by insurance companies described in, Article 56 hereof. All such insurance policies (other than the workers' compensation) shall name Landlord and its agents as additional parties insured, and shall be in such limits as Landlord may reasonably prescribe and be placed with insurers satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of Tenant's Changes and, on request, at reasonable intervals thereafter during the continuance of Tenant's Changes. Tenant shall not cause damage to the Building, building systems or any personal property



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of Landlord or any other tenant or occupant of the Building, and in the event of any such damage will promptly repair any such damage to Landlord's satisfaction. If any of Tenant's Changes shall involve the removal of any fixtures, equipment, or other property in the Premises that are not Tenant's property, such fixtures, equipment, or other property shall be, upon Landlord's request, stored and preserved, and returned to Landlord upon the expiration or sooner termination of this lease. All electrical and plumbing work in connection with Tenant's Changes shall be performed by contractors or subcontractors licensed therefor by all governmental agencies having or asserting jurisdiction and satisfactory to Landlord.

        71.3 For the purposes of this Article 71 and Article 48 above, Tenant shall select and use general contractors and subcontractors, and electrical engineers and plumbers, from a list of those pre-approved by Landlord. In the event Tenant desires to use a general contractor or subcontractor, or electrical engineer or plumber, not on Landlord's list, Tenant shall (a) obtain Landlord's prior written consent, and (b) pay to Landlord, as Additional Rental, a supervisory/administrative fee in an amount equal to Five Percent (5%) of the "hard" costs of the construction.

        71.4 Tenant, at its sole cost and expense, shall: (i) furnish evidence satisfactory to Landlord that all of Tenant's Changes have been completed and paid for in full and that any and all liens therefor that have been or might be filed have been discharged of record (by payment, bond, order of a court of competent jurisdiction, or otherwise) or waived, and that no security interests relating thereto are outstanding; (ii) pay Landlord for the cost of any Tenant's Changes done for Tenant by Landlord, and all other charges due hereunder; (iii) to the extent not previously provided, furnish to Landlord the insurance and certificates required by this Lease; and (iv) if an architect has been used, furnish an affidavit in the form recommended by the American Institute of Architects from Tenant's registered architect certifying that all work performed in the Premises is substantially in accordance with the plans and specifications.

        71.5 Tenant shall, at its expense and with diligence and dispatch, procure the cancellation or discharge of all notices of violation arising from, or otherwise connected with, Tenant's Changes that shall be issued by the Department of Buildings of the City of New York, the Landmarks Commission, or any other public or quasi-public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save Landlord harmless from and against any and all notices of violation and mechanic's and other liens filed in connection with Tenant's Changes, including the liens of any security interest in, conditional sales of, or chattel mortgages upon, any materials, fixtures, or articles so installed in and constituting part of the Premises, and against all costs, expenses and liabilities incurred in connection with any such lien, security interest, conditional sale, or chattel mortgage or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of, by bonding, payment or otherwise, all such liens within thirty (30) days after Landlord makes written demand therefor. Notice is hereby given that neither Landlord, Landlord's agents, nor any mortgagee shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for such labor or materials shall attach to or affect any estate or interest of Landlord, or any mortgagee in and to the Premises or the Building.

        71.6 Tenant agrees that the exercise of its rights pursuant to the provisions of this Article shall not be done in a manner that would, in the reasonable judgment of Landlord: (a) create any work stoppage, picketing, labor disruption, or dispute; or (b) violate the Building's union contracts affecting the Land and/or Building or Landlord's union and/or service contracts, if any, affecting the Premises. In the event of the occurrence of any condition described above arising from Tenant's exercise of any of its rights pursuant to the provisions of subparagraph 71.7, Tenant shall, immediately upon notice from Landlord, cease the manner of exercise of such right giving rise to such condition. In the event that Tenant fails to cease such manner of exercise of its rights as aforesaid, Landlord, in addition to any rights available to it under this lease and pursuant to law, shall have the right to seek an injunction.

        71.7 Any approval or consent by Landlord shall in no way obligate Landlord in any manner whatsoever in respect to the finished product designed and/or constructed by Tenant, nor be deemed a representation of warranty of Landlord as to the adequacy or sufficiency of any matter approved or consented to for Tenant's purposes or otherwise. Any deficiency in design or construction, although approved by Landlord, shall be solely the responsibility of Tenant.



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        71.8    Landlord shall have the right to inspect Tenant's Work at any time to verify compliance by Tenant with the provisions of this Article.

72.     SUBORDINATION AND ATTORNMENT

        72.1 This Lease and all rights of Tenant hereunder are, and shall be, subject and subordinate to: (i) all present and future ground leases, operating leases, superior leases, underlying leases and grants of term of the land on which the Building stands ("Land") and the Building or any portion thereof (collectively, including the applicable items set forth in subparagraph 72.3 below, the "Superior Lease"); (ii) all mortgages and building loan agreements, including leasehold mortgages and spreader and consolidation agreements, which may now or hereafter affect the Land, the Building or the Superior Lease (collectively, including the applicable items set forth in subparagraphs 72.3 and 72.4 below, the "Superior Mortgage") whether or not the Superior Mortgage shall also cover other lands or buildings or leases, except that a mortgage on the Land only shall not be a Superior Mortgage so long as there is in effect a Superior Lease which is not subordinate to such mortgage; (iii) each advance made or to be made under the Superior Mortgage; and (iv) all amendments, modifications, supplements, renewals, substitutions, refinancings and extensions of the Superior Lease and the Superior Mortgage and all spreaders and consolidations of the Superior Mortgage. The provisions of this Article shall be self-operative and no further instrument of subordination shall be required. Tenant shall promptly execute and deliver, at its own expense, any instrument, in recordable form, if requested, that Landlord, the Superior Lessor or the Superior Mortgagee may reasonably request at any time and from time to time to evidence such subordination; and if Tenant fails to execute, acknowledge or deliver any such instrument within fifteen (15) business days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, for the limited purpose of executing, acknowledging and delivering any such instruments for, and on behalf of, Tenant. The Superior Mortgagee may elect that this Lease shall be deemed to have priority over such Superior Mortgage, whether this Lease is dated prior to, or subsequent to, the date of such Superior Mortgage. If, in connection with obtaining, continuing or renewing of financing for which the Building, Land or the interest of the lessee under the Superior Lease represents collateral, in whole or in part, the Superior Mortgagee shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold its consent thereto, provided that such modifications do not materially and adversely increase the obligations of Tenant hereunder, diminish the rights of Tenant hereunder, or cause a change in Tenant's financial obligations hereunder.

        72.2 Landlord hereby notifies Tenant that this Lease may not be cancelled or surrendered, or modified or amended so as to reduce the Rentals, shorten the term or adversely affect in any other respect, to any material extent, the rights of Landlord hereunder, and that Landlord may not accept prepayments of any installments of Fixed Rental or Additional Rental except for prepayments in the nature of security for the performance of Tenant's obligations hereunder without the consent of any Superior Lessor or Superior Mortgagee in each instance, except that said consent shall not be required for the prosecution of any action or proceedings against Tenant by reason of a default on the part of Tenant under the terms of this Lease.

        72.3 If, at any time prior to the termination of this Lease, any Superior Lessor or Superior Mortgagee or any other person or the successors or assigns of the foregoing (collectively referred to as "Successor Landlord") shall succeed to the rights of Landlord under this Lease, Tenant agrees, at the election and upon request of any such Successor Landlord, to fully and completely attorn to and recognize any such Successor Landlord, as Tenant's Landlord under this Lease upon the then executory terms of this Lease, provided such Successor Landlord shall agree in writing to accept Tenant's attornment. The foregoing provisions of this subparagraph shall inure to the benefit of any such Successor Landlord, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of the Superior Lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Upon the request of any such Successor Landlord, Tenant shall execute and deliver, from time to time, instruments satisfactory to any such Successor Landlord in recordable form, if requested, to evidence and confirm the foregoing provisions of this subparagraph, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant for the limited purpose of executing any such instrument, for and on



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behalf of Tenant, such appointment being coupled with an interest. Upon such attornment this Lease shall continue in full force and effect as a direct Lease between such Successor Landlord and Tenant upon all of the then executory terms of this Lease except that such Successor Landlord shall not be: (i) liable for any previous act or omission or negligence of Landlord under this Lease; (ii) subject to any counterclaim, defense or offset, not expressly provided for in this Lease and asserted with reasonable promptness, which theretofore shall have accrued to Tenant against Landlord; (iii) bound by any previous modification or amendment of this Lease made after the granting of such senior interest, or by any previous prepayment of more than one month's Fixed Rental or Additional Rental, unless such modification or prepayment shall have been approved in writing by any Superior Lessor or Superior Mortgagee through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease; (iv) obligated to repair the Premises or the Building or any part thereof, in the event of total or substantial damage beyond such repair as can reasonably be completed with the net proceeds of insurance actually made available to Successor Landlord, provided all insurance to be maintained by the Landlord hereunder is thus maintained; or (v) obligated to repair the Premises or the Building or any part thereof, in the event of partial condemnation beyond such repair as can reasonably be completed with the net proceeds of any award actually made available to Successor Landlord, or consequential damages allocable to the part of the Premises or the Building not taken. Nothing contained in this subparagraph shall be construed to impair any right otherwise exercisable by any such Successor Landlord.

        72.4 If any act or omission by Landlord would give Tenant the right, immediately or after lapse of time, to cancel or terminate this Lease or to claim a partial or total eviction, Tenant will not exercise any such right until
(i) it has given written notice of such act or omission to each Superior Mortgagee and each Superior Lessor, whose name and address shall have previously been furnished to Tenant, by delivering notice of such act of omission addressed to each such party at its last address so furnished, and (ii) a ten (10) day period for remedying such act or omission shall have elapsed following such giving of notice and following the time when such Superior Mortgagee or Superior Lessor shall have become entitled under such superior Lease or Superior Mortgage, as the case may be, to remedy the same (which shall in no event be less than the period to which Landlord would be entitled under this Lease to effect such remedy) provided such Superior Mortgagee or Superior Lessor shall, with reasonable diligence, give Tenant notice of its intention to remedy such act or omission and shall commence and continue to act upon such intention.

        72.5 Anything in this Article 72 to the contrary notwithstanding, Landlord shall use its best efforts to obtain from the holder of any Superior Lease an agreement in recordable form between the holder of the Superior Lease and Tenant providing in substance that so long as Tenant shall not be in default under this Lease beyond any period of time given to such Tenant to cure such default, that the holder of such Superior Lease shall not name or join Tenant as a party defendant or otherwise in any suit, proceeding (including any summary proceeding) or action to enforce, nor will this Lease be terminated by enforcement of any rights given to such holder of such Superior Lease or its successors or assigns pursuant to the terms, covenants or conditions contained in the Superior Lease or otherwise disturb the right of Tenant to the quiet enjoyment of the Premises in the event of the termination of the Superior Lease; except that to the extent required by law, Landlord may name Tenant in such proceeding so long as the relief requested does not contravene the provisions of this Section. Provided Landlord shall have used its best efforts to obtain such agreement, Landlord shall have no liability to Tenant in the event the holder of the Superior Lease shall fail or refuse to issue the agreement referred to in this paragraph or if issued, shall fail to comply with the terms thereof. The provisions of this Section shall be of no force or effect if the holder of the Superior Lease shall elect to make this Lease superior to the Superior Lease. Tenant shall join in any agreement issued by the holder of the Superior Lease to evidence its agreement and consent thereto and to any other such terms as may be reasonably required by the holder of the Superior Lease as a condition to its issuance of such agreement, provided that any such agreement shall not increase the obligations or reduce the rights of Tenant under this Lease.

        72.6 Anything in this Article 72.2 of this Lease to the contrary notwithstanding, Landlord shall use its best efforts to obtain from the holders of the existing Superior Mortgages and the holder of any Superior Mortgage which may be entered into by Landlord at any time after the Commencement Date, an agreement or agreements in recordable form between the holder(s) of the Superior Mortgage(s) and Tenant providing in substance that so long as Tenant shall not be in



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default under this Lease beyond any period of time given to Tenant to cure such default, that the holder of such Superior Mortgage shall not name or join Tenant as a party defendant or otherwise in any suit, proceeding or action to enforce, nor will this Lease be terminated by enforcement of any rights given to such holder of the Superior Mortgage or its successors or assigns pursuant to the terms, covenants or conditions contained in the Superior Mortgage (including the foreclosure of the same) or otherwise disturb the right of Tenant to the quiet enjoyment of the Premises in the event of the enforcement of the terms of the Superior Mortgage by such holder (including the foreclosure of the same); except that to the extent required by law, Tenant may be named in such proceeding so long as the relief requested does not contravene the provisions of this Section. Provided Landlord shall have used its best efforts to obtain such agreement, Landlord shall have no liability to Tenant in the event the holder of a Superior Mortgage shall fail or refuse to issue the agreement referred to in this paragraph or shall fail to comply with the terms and provisions thereof. Tenant shall join in any agreement issued by the holder of the Superior Mortgage to evidence its agreement and consent thereto and to any other such terms as may be reasonably required by the holder of the Superior Mortgage as a condition to its issuance of such agreement, provided that any such agreement shall not increase the obligations or reduce the rights of Tenant under this Lease.

        72.7 In connection with Landlord's attempts to obtain one or more non-disturbance agreement(s), Landlord shall in no event be required to (x) make any payment to the holder of any Superior Mortgage or Superior Lease other than reasonable attorneys' fees in connection with its review of this Lease and the preparation of such agreements, or (y) alter any of the terms of any existing or future Superior Lease or Superior Mortgage, or (z) commence any action or proceeding against any holder of a Superior Mortgage or Superior Lease.

        72.8 Tenant agrees to consent to such reasonable modifications of this Lease as a holder of a Superior Mortgage or of a Superior Lease may request as a condition to entering into such Superior Lease or granting any financing contemplated under a Superior Mortgage, provided such modifications do not substantially increase the obligations of Tenant or reduce or significantly and adversely affect the rights of Tenant under this Lease and, in any event, so long as the basic economic provisions of this Lease are not thereby altered in a fashion adverse to Tenant, the area of the Premises reduced or relocated and the term hereof materially altered.

73.     MISCELLANEOUS

        73.1 In the event of any action, suit or proceeding concerning the negotiation, interpretation, validity, performance, enforcement or breach of this Lease, the prevailing party in such action, suit or proceeding shall recover all of such party's reasonable and actual attorneys' fees, expenses and costs, not limited to costs of suit, incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions relating thereto. The obligations of the parties under this Paragraph shall survive the expiration of the term hereof or any other termination of this Lease. This Paragraph is intended to supplement, and not to limit, other provisions of this Lease pertaining to indemnities and/or attorneys' fees.

        73.2 If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

        73.3 No agreement to accept a surrender of all or any part of the Premises shall be valid unless in writing and signed by Landlord. The delivery of keys to an employee of Landlord or of its agent (other than the building manager) shall not operate as a termination of this Lease or a surrender of the Premises. If Tenant shall, at any time, request Landlord to sublet the Premises for Tenant's account, Landlord or its agent is authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord from any liability for loss or damage to any of Tenant's property in connection with such subletting.

        73.4 The receipt by Landlord of rent with knowledge of breach of any obligation of this Lease shall not be deemed a waiver of such breach.



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        73.5    No payment by Tenant, or receipt by Landlord, of a lesser amount than the correct Fixed Rental or Additional Rental due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

        73.6 The terms "person" and "persons" as used in this Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities.

        73.7 If Tenant is in arrears in the payment of Fixed Rental or Additional Rental, Tenant waives its right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited, and Landlord may apply any of such payments to any such items in arrears as Landlord, in its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited.

        73.8 The terms "Owner" and "Landlord" as used in this Lease are interchangeable. The terms "Article" and "Paragraph" as used in this Lease are interchangeable.

        73.9 If Tenant is a corporation, the person executing this Lease on behalf of Tenant hereby covenants, represents and warrants that Tenant is duly incorporated in the State of Delaware and, to the extent required by applicable law, authorized to do business in New York State and that the person executing this Lease on behalf of Tenant is an officer of the corporation authorized to execute this Lease.

74.     LEASE NOT BINDING UNLESS EXECUTED

        Submission by Landlord of this Lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until (i) Tenant shall have submitted to Landlord (a) at least four copies of this Lease to Landlord, duly executed by or on behalf of Tenant (and in the case that Tenant is a corporation, Tenant shall submit to Landlord a duly executed resolution of Tenant's board of directors authorizing this Lease), (b) separate checks payable to the direct order of Landlord on a bank account in Tenant's name in the amount of the first monthly installment of Fixed Rental payable upon the execution of this Lease and the security deposit, (c) a certificate of insurance in form required in this Lease and (d) any other deliveries specifically called for under this Lease to be submitted to Landlord on or prior to the Commencement Date, and (ii) Landlord shall have countersigned this Lease and duplicate originals thereof shall have been delivered by Landlord to Tenant. In the event Landlord countersigns and delivers this Lease to Tenant at a time when any of the aforementioned deliveries have not been received by Landlord or are not in proper form, this Lease shall be effective, but Tenant shall remain obligated to provide such deliveries, the same not being waived by Landlord, unless Landlord specifically waives receipt of the same in writing.

75.     SUBMISSION TO JURISDICTION

        This Lease shall be deemed to have been made in New York County, City and State of New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this Lease shall be litigated only in courts located within the County of New York. Tenant, any guarantor of the performance of its obligations hereunder, and their successors and assigns, hereby subject themselves to the jurisdiction of any state or federal court located within such county, waive personal service of any process upon them in any action or proceeding therein, and consent that such process be served by certified or registered mail, return receipt requested, directed to the Tenant and any successor at Tenant's address hereinabove set forth, or to Guarantor and any successor at the address set forth in the instrument of guaranty and to any assignee at the address set forth in the instrument of assignment. Such service shall be deemed made five (5) days after such process is so mailed.

76.     QUALIFICATIONS AS TO USE

        Tenant shall not suffer or permit the Premises or any part thereof to be used in any manner or anything to be done therein, or suffer or permit anything to be brought into or kept therein, which would in any way, (i) violate any of the provisions of any Superior Mortgage or Superior Lease of



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which Tenant has prior notice, or the requirements of public authorities, (ii)
make void or voidable any fire or liability insurance policy then in force with respect to the Building; (iii) make unobtainable from reputable insurance companies authorized to do business in the State of New York any fire insurance with extended coverage, or liability, elevator, boiler, or other insurance required to be furnished by Landlord under the terms of any Superior Mortgage or Superior Lease at standard rates, if obtainable at such rates prior to the execution and delivery of this Lease; (iv) cause or in Landlord's reasonable opinion be likely to cause physical damage to the Building or any part thereof;
(v) constitute a public or private nuisance or otherwise violate any law relating to the protection of the environment or requiring manufacture, treatment or disposal of any material used by Tenant at the Premises in any particular manner; (vi) impair, in the sole opinion of Landlord, the appearance, character or reputation of the Building; (vii) discharge objectionable fumes, vapors or odors into the Building air conditioning system or into the Building flues or vents not designed to receive them or otherwise in a manner as may offend other tenants or occupants of the Building; (viii) impair or interfere with any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or the Premises, or impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, annoyance or inconvenience to, Landlord or any of the other tenants or occupants of the Building, any such impairment or interference to be in the sole judgment of Landlord; (ix) violate any provision of law pursuant to which Landlord may incur civil or criminal liability as a result of Tenant's action, including, without limitation, civil or criminal forfeiture, padlocking or other restraint of the Premises or the Building by governmental authority; (x) increase the pedestrian traffic in and out of the Premises and/or the Building above an ordinary level or (xi) engage in the sale of any product from the Premises or the Building in violation of 15 U.S.C.A. Section 1051 et seq. or any similar federal or state law. Landlord shall not be liable for the violation by any tenant or other party of the rules and regulations of the Building or for such other party's breach of its lease. Landlord is not aware that Tenant's permitted use set forth in
Article 2 of this Lease violates any of the foregoing provisions.

77.     PARTNERSHIP TENANT

        If Tenant is a partnership (or is comprised of two [2] or more persons, individually and as co-partners of a partnership), or if Tenant's interest in this Lease shall be assigned to a partnership (or to two [2] or more persons, individually and as co-partners of a partnership) pursuant to Article 53 (any such partnership and such persons are referred to in this Article as "Partnership Tenant"), the following provisions of this Article shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (ii) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant and all such parties shall be binding upon Partnership Tenant and all such parties, and (iv) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (v) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (iv) of this Article).

78.     CERTIFICATE OF OCCUPANCY

        Tenant shall not at any time use or occupy the Premises in violation of the Certificate of Occupancy issued for the Premises or for the Building, and in the event that any department of the City or State of New York shall hereafter at any time contend and/or declare by notice, violation, order or in any other manner whatsoever that the Premises are used for a purpose which is a violation



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of such Certificate of Occupancy, Tenant shall, after the expiration of all appeal periods contesting such violation and upon five (5) days' written notice from Landlord, immediately discontinue such use of the Premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this Lease, and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Articles 17 and 18 hereof.

79.     ACCESS TO PREMISES

        Tenant understands and agrees that all parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air cooling, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Premises, and Landlord shall have the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, alteration and repair. Landlord shall use reasonable efforts to minimize disruption of Tenant's business operations. When possible, Landlord shall give Tenant prior notice prior to performing construction work to space in the Building immediately above, below or adjacent to the Premises.

80.     USE OF PREMISES

        Supplementing Article 2, under no circumstances whatsoever shall the Premises or any part thereof be used: (1) by a foreign or domestic governmental agency; (2) as a betting parlor or gambling casino; (3) as a restaurant, luncheonette or coffee shop; (4) for the on-premises or off-premises sale of alcoholic beverages or as a catering or events facility; (5) for the sale of candy or cigarettes; (6) as an amusement arcade or for use of video games, pinball machines or other customer-attracting devices; (7) for the playing of amplified music, for live entertainment, for dancing or as a discotheque or club; (8) for the sale, display or rental of "adult" or pornographic books, magazines or videos; (9) as a medical, psychiatric, abortion, drug or alcohol clinic; (10) as an employment agency or search firm; (11) for retail, manufacturing or residential use; and/or (12) for any use other than the use set forth in Article 2.

81.     EXCLUSION OF PERSONS FROM PREMISES, AND DELIVERY SYSTEMS

        Landlord reserves the right to exclude from all portions of the Building at any time or times during the term hereof, all messengers, couriers and delivery people other than those who are employees of Tenant. In such event Landlord shall accept on behalf of Tenant all deliveries of mail, air courier packages, express packages and other packages sent by similar means (including any hand deliveries of such mail and packages), shall permit messengers and couriers to pick up mail or packages left by Tenant, and shall provide an area to be used for such purposes to which Tenant's employees shall deliver mail and packages to be picked up by others and from which such employees shall pick up and distribute mail and packages to be delivered to Tenant, provided, however, that Landlord may elect to provide such distribution to Tenant at Tenant's expense. Tenant shall comply with Landlord's rules relating to such area and services. Neither Landlord nor Landlord's agents or security personnel shall be liable to Tenant or Tenant's agents, employees, contractors, customers, clients, invitees or licensees or to any other person for, and Tenant hereby indemnifies Landlord and Landlord's agents and security personnel against, liability in connection with or arising out of damage to mail or packages, or the performance or non-performance by Landlord or any person acting by, through or under the direction of Landlord of the services set forth in this Paragraph (including any liability in respect of the property of such persons), unless due to the gross negligence or willful misconduct of Landlord or Landlord's agents or security personnel. No representation, guaranty or warranty is made or assurance given that the communications or security systems, devices or procedures of the Building will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of, any property of Tenant or of any other person, and Landlord reserves the right to discontinue or modify at any time such communications or security systems or procedure without liability to Tenant.



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82.     ADDENDUM TO RULES AND REGULATIONS

        The following additional Rules and Regulations are hereby incorporated into and made a part of the Rules and Regulations set forth at the end of the printed form of the Lease:

        82.1 Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by Tenant or Tenant's employees, licensees or invitees. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

        82.2 Notwithstanding anything provided to the contrary in this Lease, Tenant shall not cause any machinery, equipment, sign, banner, or any other thing to protrude from the Premises to the exterior of the Building beyond the horizontal plane of the exterior windows of the Premises or beyond the Premises within the interior of the Building.

        82.3 Attached hereto as Exhibit C is a copy of additional Rules and Regulations for the Building.

83.     SCAFFOLDING

        In the event Landlord shall desire (or becomes obligated) to modify portions of the Building or to alter or renovate the same or clean, repair or waterproof the Building's facade (whether at Landlord's option or to comply with law), Landlord may erect scaffolding, "bridges" and other temporary structures to accomplish the same, notwithstanding that such structures may obscure signs or windows forming a part of the Premises, and notwithstanding that access to portions of the Premises may be temporarily diverted or partially obstructed, provided, however, that Landlord agrees to use reasonable efforts to minimize impairment of access to the Premises. Landlord shall not be liable to Tenant or any party claiming through Tenant for loss of business or other consequential damages arising out of any change in the Building or temporary diversion or partial obstruction resulting from such alteration, renovation, repair or cleaning, out of the foregoing structures, or out of any noise, dust and debris from the performance of work in connection therewith, nor out of the disruption of Tenant's business or access to the Premises necessary to perform such repairs, nor shall any matter arising out of any of the foregoing be deemed a breach of Landlord's covenant of quiet enjoyment or entitle Tenant to any abatement of rent. Landlord agrees to use reasonable efforts to minimize disruption of Tenant's business operations.

84.     FIRE ALARM SYSTEM

        In the event that Landlord elects, or is required by law, to install a fire alarm system in the Building and the Premises, Tenant shall be responsible to reimburse to Landlord as Additional Rental, when billed, the cost to install in the Premises every fire device required by law or the system, including, but not limited to, pull stations, speaker strobes, strobes, smoke detectors, duct detectors, fan shutdowns, water flow switches, warden phones, and door releases. In addition, Tenant shall be responsible for the cost of any modifications in programming the system or in the command station required as a result of Tenant's use or modification of the system within the Premises. Nothing contained herein shall obligate Landlord to install a fire alarm system in the Building or the Premises.

85.     CONDENSER WATER FOR AIR CONDITIONING UNIT

        Landlord shall provide to Tenant condenser water at the Premises for the purpose of operating an air conditioning unit within the Premises, so long as Tenant is not in default of its obligations hereunder. Tenant shall pay to Landlord, as Additional Rental, a one time hook up fee upon the execution of this Lease in the amount of $750.00 per nominal ton of the air conditioning unit servicing the Premises and an amount equal to $650.00 per annum per nominal ton of the air conditioning unit servicing the Premises the first payment due on execution of this Lease and each subsequent annual payment on January 1 of each year commencing January 1, 2000.



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86.     GENERATOR

        86.1 Subject to Tenant's submissions to Landlord for Landlord's approval (which approval shall not be unreasonably withheld or delayed, provided that the provisions of this Article 86 are complied with) of detailed engineering plans and specifications therefor, Tenant shall have the right, at Tenant's sole cost and expense, to install one (1) 1000 kilowatt emergency electrical generator in the Premises or in the basement, at Tenant's election, including an associated 3000 gallon diesel fuel-storage tank to support the generator, in a location in the basement of the Building (not to exceed 2000 useable square feet) mutually agreed to by Landlord and Tenant. In addition to the Fixed Rental and Additional Rental set forth herein, Tenant shall pay to Landlord, during the entire term and any renewal term hereof, the annual rental at the annual rate of $12.00 per square foot (in equal monthly installments, together with the installments of Fixed Rental payable hereunder) for the location in which the fuel tank is installed. Tenant shall also be responsible, at Tenant's sole cost and expense, for installing all hookups from such generator to the Premises, including those to the perimeter of the Premises, and for electrically grounding the generator, and, subject to Landlord's written approval (which shall not be unreasonably withheld or delayed), Tenant may bore into the floor of the Building for such purpose, at Tenant's expense, provided, however, that (i) Landlord shall make available space in the Building reasonably designated by Landlord so as to permit Tenant to install a riser pathway for Tenant's generator conduit, and (ii) any work required to install such riser (including, without limitation, any core drilling work or repairs necessitated thereby), shall be the sole responsibility of Tenant. Such generator shall be vented through the Building's chimney or other interior flue in the Building or through the Building's windows, as Landlord shall direct in writing to Tenant.

        86.2 Prior to the installation of any generator or fuel tank, Tenant shall obtain, at its sole cost and expense, all licenses, permits, approvals and signoffs required for the installation and maintenance of such generator and diesel fuel tank servicing the same from any and all governmental authorities having jurisdiction, including, without limitation, the New York City Department of Buildings and the Environmental Protection Agency, to the extent applicable.

        86.3 Tenant shall take all steps and precautions necessary to insure that no fuel or other Hazardous Materials (as hereinafter defined) is or are released, discharged, spilled or leaked (collectively, "Release") from the generator and/or fuel tank, and, if any such Release does occur, Tenant shall promptly remediate the same, at Tenant's sole cost and expense, in accordance with applicable law. Tenant shall indemnify and hold Landlord harmless from and against any and all actions, proceedings, fines, penalties, settlement payments, costs and expenses (including, without limitation, reasonable legal fees and claims by other tenants of the Building) incurred by Landlord and resulting from any Release of fuel or other Hazardous Materials from the generator or tank, provided, however, that Tenant shall not be obligated to indemnify Landlord with respect to any Release caused by the negligent acts or omissions of Landlord, its agents or employees.

        86.4 Tenant shall maintain and test the generator in accordance with all applicable laws and customary industry practice.

        86.5 Tenant shall take all steps to minimize the noise emanating from the generator or the room within which it is located so as to avoid disrupting other tenants in the Building. To that end, (i) if requested to do so in writing by Landlord, Tenant shall, at Tenant's sole cost and expense, soundproof the demising walls in the area in which the generator and fuel tank are located, and
(ii) Tenant shall conduct its periodic startups of the generator, at Tenant's expense, on a monthly basis only, either on Saturdays or Sundays between the hours of 4:00 a.m. and 8:00 a.m., or on Mondays between the hours of 4:00 a.m. and 6:30 a.m., or on a day and time mutually agreeable to Landlord and Tenant between 6:00 p.m. on Fridays and 6:00 a.m. on Mondays. Tenant shall have the right to run the generator, at Tenant's expense, at such times as electricity is not available to Tenant through the Building's normal power source or when Tenant is otherwise required, in an emergency situation and on an emergency basis, to obtain power through said generator. Tenant shall discontinue using the generator when the normal supply of electrical energy to the Premises has resumed or when Tenant's emergency situation has been rectified.



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87.     CONDUIT/RISER ACCESS

        Subject to Landlord's approval as to the size, location, manner and method of installation, Tenant may install, at its expense, the necessary vertical and horizontal conduit cabling and other connecting equipment ("Connecting Equipment") from the point of exit from the Premises for the purpose of providing telecommunications services to tenants in the Building, provided, however, that (a) such conduit shall be installed in areas in the Building mutually agreed to by Landlord and Tenant, and same shall be concealed within walls where reasonably possible, (b) Tenant shall obtain, at its sole cost and expense, all licenses, permits, approvals and signoffs for installation of the same from all governmental authorities having jurisdiction, (c) Tenant shall use best efforts (which shall include the use of overtime labor) to install such conduit in a manner so as to minimize disruption of Building services and to avoid interference with other tenants in the Building, and (d) Tenant shall promptly repair and restore, at Tenant's sole cost and expense, any damage to the Building resulting from such installation. To the extent possible, and subject to the rights of other tenants of the Building, Landlord shall provide Tenant with twenty-four (24) hour a day seven (7) day a week access to all common areas of the Building within which its Connecting Equipment is installed. Tenant shall be entitled to access the common areas of the Building for the purpose of installing its Connecting Equipment without charge for the term of this Lease, including any extensions and renewals thereof.

88.     ELECTRICAL SERVICE

        88.1 Simultaneously with executing this Lease, Tenant shall pay to Landlord, as Additional Rental, a one-time electrical connection fee of in the amount of $70,000.00. On the Commencement Date, Landlord shall deliver to the Premises, at Landlord's sole cost and expense, six hundred (600) amperes of three phase electrical service at two hundred and eight (208) volts. On or before November 1, 1999, Landlord, at Landlord's sole cost and expense, shall provide Tenant with an additional two hundred (200) amperes of three phase electrical service at two hundred and eight (208) volts.

        88.2 On the Commencement Date, Tenant shall pay to Landlord as Additional Rental a one-time excess power fee in the amount of one hundred and forty-nine thousand dollars ($149,000) for seven hundred and fifty (750) amperes of three phase electrical service at four hundred and eighty (480) volts (or 460 volts), which service is anticipated to be delivered on or before January 31, 2000. Landlord shall bear all costs associated with the conversion from two hundred and eight (208) volt to four hundred and eighty (480) volt (or 460 volt) electrical service and delivery of same to a single point within in the Premises.

        88.3 In the event Tenant exercises its option to lease additional space in the Building, Landlord shall provide Tenant with additional electrical service based upon the calculation of twelve (12) amperes per usable square feet of additional space, provided that Tenant shall pay to Landlord as Additional Rental, upon the execution of the new lease or lease modification agreement, a one-time fee equal to the sum of one hundred and twenty-five dollars ($125) per ampere at 208 volt service for each ampere provided.

        88.4 At any time after January 31, 2000, if Tenant determines that it needs additional electrical service, then Tenant shall have the option to request additional electrical service ("Electric Service Option") from Landlord. Tenant may exercise its Electric Service Option not more than once every six (6) months during the term hereof and not more than twice during the term of the Lease and not more than twice during any renewal term. For each exercise of its Electric Service Option, Tenant may request an additional two hundred (200) amperes of three phase electrical service at four hundred and eighty (480) volts (or 460 volts), which Landlord shall deliver to Tenant within twelve (12) months from the date of Tenant's exercise of its Electric Service Option. Tenant shall pay to Landlord as Additional Rental, upon exercising the Electric Service Option, a one-time fee equal to the sum of one hundred twenty-five dollars ($125.00) per ampere at two hundred eight (208) volt service for each ampere provided.

        88.5 Upon receipt of the seven hundred and fifty (750) amperes of three phase electrical service at four hundred and eighty (480) amperes, Tenant shall return to Landlord and relocate the conduit containing the eight hundred
(800) amperes of three phase electrical service at two hundred



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and eight (208) volts, at Tenant's cost and expense, to a point designated by
Landlord located on the exterior of the Premises.

        88.6 In the event that Landlord fails to deliver to Tenant the seven hundred and fifty (750) amperes of three phase electrical service at four hundred and eighty (480) volts (or 460 volts) described above, on or before May 31, 2000, Landlord shall refund to Tenant the sum of sixty-five thousand dollars ($65,000) within thirty (30) days. In addition, Fixed Rental and Additional Rental shall be abated from June 1, 2000 to the date the additional seven hundred and fifty (750) amperes of electrical service is delivered to the Premises.

        88.7 Provided that Tenant is not in default of its monetary obligations under the terms of this Lease beyond applicable notice, cure and grace periods, in the event Landlord has not delivered the seven hundred and fifty (750) ampere service to the Premises on or before July 30, 2000, Tenant may serve Landlord with a written notice of termination of this Lease, no earlier than August 1, 2000 and no later than August 15, 2000, time being of the essence as to the delivery of the notice. The termination date set forth in the notice shall be a date at least thirty (30) days from the date Landlord receives the notice. In the event Landlord delivers the seven hundred and fifty (750) ampere service prior to the date set forth in the notice, the termination of the Lease shall be deemed to be void AB INITIO and of no force and effect. In the event Landlord does not deliver the seven hundred and fifty (750) ampere service prior to the termination date set forth in the notice, and provided the notice was timely sent, this Lease shall terminate on the date set forth in the notice as if such date were the Termination Date, and Landlord's sole liability to Tenant shall be to return any prepaid rent (including, without limitation, Fixed Rental and Additional Rental) paid in respect of the period following such termination date and to return the security deposit paid by Tenant hereunder (to the extent the same was not theretofore properly applied by Landlord), and to refund to Tenant the difference between (i) the excess power fee in the sum of one hundred forty-nine thousand dollars ($149,000) paid by Tenant to Landlord pursuant to Section 88.2 above, and (ii) the amount of the refund previously paid by Landlord to Tenant under Section 88.6 above.

        88.8 Tenant shall have the right to purchase 480-volt three-phase electrical service directly from Consolidated Edison without seeking or receiving the prior consent or approval of Landlord. Landlord agrees to cooperate with and provide assistance to Tenant, to the extent necessary, to enable Tenant to obtain the 480-volt three-phase electrical service directly from Consolidated Edison. Tenant will be metered directly by Consolidated Edison, and Tenant will be billed directly by Consolidated Edison for such electrical service. In the event that Tenant receives electrical service directly from Consolidated Edison, Tenant shall pay to Landlord $25 per square foot per annum for vault space occupied by Tenant's electrical service provided directly to Tenant by Consolidated Edison. There shall be no adjustments or increases in the charge for the vault space over the Term.

        88.9 Upon receipt of the 480-volt three-phase electrical service from Consolidated Edison, Tenant shall return to Landlord the 750 amperes of 480-volt (or 460 volt) three-phase electrical service provided to Tenant by Landlord in accordance with this Lease (or, if such service was not theretofore furnished by Landlord to Tenant, Landlord shall be relieved of the obligation to furnish the same). Upon return of the electrical service by Tenant, Landlord shall refund to Tenant the amount of seventy thousand dollars ($70,000.00), provided such sum was previously paid by Tenant to Landlord pursuant to this Article.

        88.10 The fees payable under this Article shall not be credited against any Fixed Rental or Additional Rental hereunder or any amounts payable by Tenant pursuant to Article 57 hereof.

89.     TELECOMMUNICATIONS POINT OF ENTRY

        Tenant shall have the right, at its sole cost and expense, and subject to Tenant's obtaining all necessary consents from any required party, to make connections with any offsite or onsite telecommunications company or other company or companies whose facilities may be accessed through the Tenant's point of entry in the Building. To that end, subject to Landlord's approval as to the size, location, manner and method of installation, Tenant may install (i) a single point of entry into the Building and (ii) the necessary conduit from the point of entry to the Premises for the purpose of providing telecommunications services to third parties, provided, however, that (a) such conduit shall be installed in areas in the Building mutually agreed to by Landlord and Tenant, and same shall be concealed within walls where reasonably possible, (b) Tenant shall obtain, at its sole cost and expense, all licenses, permits, approvals and signoffs for installation of the same from all governmental authorities having jurisdiction, (c) Tenant shall use best efforts (which shall include the use of overtime labor) to install such conduit in a manner so as to minimize disruption of Building services and to avoid interference with other tenants in the Building, and (d) Tenant shall promptly repair and restore, at Tenant's sole cost and expense, any damage to the Building resulting from such installation.

90.     AIR CONDITIONING

        Tenant shall be responsible, at Tenant's own cost and expense, for installing within the Premises all compressors, ductwork and other equipment and devices of any nature whatsoever required in connection with Tenant's air conditioning system. Tenant shall, throughout the term of this Lease, at Tenant's expense, perform, or cause to be performed, ordinary periodic maintenance to its air conditioning unit(s) and system. Tenant's obligation to maintain its air conditioning unit(s) and system shall include, but not be limited to, the periodic cleaning and/or replacement of filters, replacement of fuses and belts, the calibration of thermostats, and all startup and shutdown maintenance of the unit(s). Such maintenance obligations shall be performed through the term of this Lease, on Tenant's behalf, by a reputable air conditioning maintenance company engaged by Tenant at its expense, and first approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall also be responsible, at Tenant's sole cost and expense, to repair and, if necessary, replace its air conditioning unit(s) and system.

91.     RIGHT TO INSTALL ANTENNA AND OTHER EQUIPMENT ON ROOF

        91.1 Subject to the following, Tenant may use up to twenty-five (25) square feet to be designated by Landlord, (the "Site") to be used solely for the installation by Tenant at its sole cost and expense, of an antenna and/or satellite dish ("Antenna Equipment"), the size and specifications of which are described below. The Antenna Equipment can be used only by Tenant for the purpose of transmitting its own signals. Tenant may not allow any third party to use the Antenna Equipment, nor may Tenant assign or transfer any rights therein, nor create any license for the use thereof nor encumbrance thereof.

        91.2 For so long as Tenant is using such roof space, Tenant shall pay to Landlord as Additional Rental, the sum of $20.00 per square foot of roof space provided by Landlord, which shall be payable in equal monthly installments throughout the term of this Lease (and any renewal term) together with the installments of Fixed Rental.

        91.3 The Antenna Equipment to be installed and all cabling and wiring required in connection therewith shall be subject to Landlord's reasonable approval. Any change in the Antenna Equipment shall require the prior written consent of Landlord.

        91.4 Prior to the installation of any Antenna Equipment on the Site, in order to prevent damage to the roof or the voiding or other problems with the enforcement of the warranty for the roof, Tenant agrees to provide Landlord, for Landlord's prior approval, all plans and specifications for the installation of same. If Landlord requires, Tenant will, at Tenant's sole cost and expense, have Landlord's contractor perform any work to the Site that would affect any roof warranty, or have such contractor present while the installation is being done. Once the installation has been made, Tenant will not make any material alterations to same without obtaining Landlord's prior written consent. Landlord shall have the right to disapprove any installation or alterations that may adversely affect the roof or void or adversely affect the roof warranty,

        91.5 Tenant shall install the Antenna Equipment at the sole cost, expense and risk of Tenant, and shall do so in a good, workmanlike manner and in compliance with all federal, State, and local building, zoning, electric, telecommunications and safety codes, ordinances, standards, regulations, laws and requirements, including, without limitation, those of the Federal Communications Commission ("FCC") and the Landmarks Commission. Tenant shall, at its sole cost and expense, obtain any permits, licenses, variances, or other approvals required with respect to the installation of the Antenna Equipment. Tenant shall deliver true and complete copies thereof to Landlord prior to commencing any installations or alterations.

        91.6 In the event Tenant is granted a frequency from the FCC (or other agency), Tenant will provide Landlord with a copy of same. Tenant may not change the frequency without the consent of Landlord. The use of the Antenna Equipment shall not interfere with the frequency of any existing tenants, and Tenant must make its own investigations as to any potential interference. In the event Tenant's use of the Antenna Equipment does interfere with the frequency of existing tenants, Tenant will correct same at its sole cost and expense.

        91.7 Tenant shall, in accordance with the provisions of Article 57 above, pay for all electricity consumed in connection with the operation of the Antenna Equipment.

        91.8 Landlord shall have the right to enter the Site at any time for any reason.

        91.9 Landlord may, at any time, relocate the Antenna Equipment and any wiring to an alternative site on the Building, upon thirty days prior written notice to Tenant. Landlord shall use reasonable efforts (which shall include the use of overtime labor) to relocate the Antenna Equipment in a manner so as to minimize disruption of Tenant's business operations.

        91.10 Anything to the contrary contained herein notwithstanding, if, during the term of this Lease, Landlord, in its absolute and sole judgment, believes that Tenant's use of the Site poses a human health or environmental hazard that cannot be remedied within thirty (30) days after written notice thereof, then (i) Tenant shall immediately cease operation of the offending equipment and (ii) Tenant shall immediately remove, at its sole cost and expense, the offending equipment.

92.     RIGHT OF FIRST OFFER

        From and after the Commencement Date, and subject to the right of any tenant in the Building existing prior to the date hereof, Landlord shall notify Tenant in writing ("Landlord's Notice") whenever up to 10,000 square feet of space on the 7th Floor of the Building that is immediately adjacent to any portion of the Premises ("Adjacent Space") is available for lease by Landlord. Landlord's Notice shall set forth the terms under which Landlord is willing to lease the Adjacent Space, including, but not limited to, fixed rental and additional rental, and shall provide Tenant with the right to lease any such Adjacent Space on the terms set forth in the Landlord's Notice. If Tenant elects within ten (10) days of the date of Landlord's Notice, time being of the essence with regard to Tenant's right to make the election, to lease said Adjacent Space on the terms set forth in Landlord' Notice, Landlord and Tenant shall, at Landlord's election, either (i) enter into an agreement modifying this Lease to include the terms set forth in Landlord's Notice, or (ii) enter into a new lease for the Adjacent Space. In the event Tenant fails to elect to lease the Adjacent Space within ten (10) business days of the date of Landlord's Notice, Landlord shall have no obligation to lease the aforesaid space to Tenant, nor shall Tenant have any right to lease the Adjacent Space from Landlord, provided that if Landlord desires to lease such Adjacent Space on terms and conditions less favorable to Landlord than those set forth in Landlord's Notice, Landlord shall again provide Tenant with the opportunity to lease such Adjacent Space on such new terms and conditions in accordance with this Article 92.

93.     LANDLORD'S WAIVER OF LIEN ON TELECOMMUNICATIONS EQUIPMENT

        Landlord and Tenant agree that during the term of this Lease the Connecting Equipment and all of the telecommunications equipment by or on behalf of Tenant in or on the Building shall be deemed the property of Tenant, and not fixtures of the Building. Landlord hereby waives its right, statutory or otherwise, to any lien on the telecommunications equipment and the Connecting Equipment. At the end of the term of the Lease, Tenant shall remove the Connecting Equipment at its sole cost and expense and repair any damage to the Building resulting from such removal

94.     TENANT'S SECURITY INSTALLATION

        Tenant shall have the right to install, at Tenant's own expense, its own security system in the Premises provided that Tenant provides Landlord with the information necessary to allow Landlord (and emergency personnel) access to the Premises in the event of an emergency.

95.     FIRE SUPPRESSION SYSTEM

        Tenant may install, at its sole cost and expense, a fire suppression system or pre-action system, provided that Landlord consents to the type, size and specifications of the systems to be installed and the location of the system.

96.     TERMINATION OF LEASE DUE TO DESTRUCTION TO BUILDING

        Modifying Article 9 of the pre-fixed printed form, if there is a fire or other casualty which causes damage or destruction to the Building, in whole or in part, whereby Tenant is unable to occupy or gain access to all of the Premises, Tenant may, in writing delivered to Landlord within sixty (60) days after the damage or destruction, terminate the Lease as of the date of the damage or destruction, provided that in Landlord's reasonable estimate, given in writing by Landlord to Tenant within fifty (50) days, the repair, replacement, restoration or renewal would likely require more than nine (9) months to substantially complete or if the damage or destruction occurs within the final twenty-four (24) months of the lease term. If Tenant does not give the notice within said sixty (60) day period, or if in landlord's reasonable estimate the repair, replacement, restoration or renewal will not likely require more than nine (9) months to substantially complete, this Lease shall not terminate; but if the repairs and restoration are not substantially completed within nine (9) months after the damage or destruction occurred, Tenant shall have thirty (30) days after the end of such nine (9) month period to give notice to landlord that will terminate the Lease upon its receipt; provided, however, that if the repairs and restorations are substantially completed within the said thirty (30) day notice period, the termination of this Lease shall be void AB INITIO, and this Lease shall continue in full force and effect.

                                        LANDLORD

                                        601 WEST ASSOCIATES LLC
                                        BY: SLB MANAGER LLC

                                        BY: /s/ [Signature Illegible]
                                           -------------------------------------
                                           Name:
                                           Title:

                                           FEDERAL ID NO.: 13-4009702

                                        TENANT:

                                           UNIVERSAL ACCESS, INC.

                                        BY: /s/ ROBERT J. POMMER
                                           -------------------------------------
                                           Name: Robert Pommer
                                           Title: Chief Operating Officer

                                           FEDERAL ID NO.: 36-418543

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

[This drawing of the Premises is only an approximation of the space demised, and
 Landlord makes no representation that the dimensions indicated on this drawing are the actual dimensions of the Premises.]

                            [FLOORPLAN CHART OMITTED]

                                    EXHIBIT B
                                TO LEASE BETWEEN
                      601 WEST ASSOCIATES LLC, AS LANDLORD,
                      AND UNIVERSAL ACCESS, INC., AS TENANT

                                 LANDLORD'S WORK
                                 ---------------

1.      Paint entire Premises white.

2.      Acid clean all windows and paint all window frames.

3.      Repair, re-putty or replace any damaged window panes.

4. Demolish all existing walls, acoustical ceilings, existing lighting fixtures, electrical conduit, plumbing, flooring and radiators.

5. Erect demising wall or walls necessary to create the Premises, with sound attenuation materials and decorating.

6. Install entry door and secondary entrance with doors, which secondary entrance shall be at least six feet (6') wide.

7.      Remove all friable asbestos from the Premises.

                                    EXHIBIT C

                   ADDITIONAL RULES & REGULATIONS OF BUILDING

                            STARRETT LEHIGH BUILDING
                              601 West 26th Street
                            New York, New York 10001

                               ------------------

                       SUPPLEMENTAL RULES AND REGULATIONS
                          Pursuant To Lease Article 36

Note: The following constitute SUPPLEMENTAL RULES AND REGULATIONS (collectively "SUPPLEMENTAL RULES") pursuant to Article 36 of each Tenant's lease ("Lease"). These SUPPLEMENTAL RULES are in addition to Rules and Regulations 1 through 13, which are set forth on the Lease form itself, and are intended to and shall remain in full force and effect notwithstanding the promulgation of these SUPPLEMENTAL RULES.

        14. No Tenant shall sponsor or hold an Event (as hereinafter defined) in the Building without (i) the express prior written consent of the Owner, (ii) the payment, in advance, of any and all expenses, costs and fees specified by the Owner in connection therewith, and (iii) otherwise in conformity with these SUPPLEMENTAL RULES. As used in these SUPPLEMENTAL RULES, the term "Event" shall include a show, party, reception, or other gathering of people, held solely in accordance with the "use" clause for Tenant's premises as set forth in Tenant's lease, which has been consented to by Owner in accordance herewith, at which any of the following occur: invitations are issued; the Event is the subject of pre-Event publicity in trade or general news media; music or any other form of entertainment is presented; a sound system is employed; food and/or liquor is served, or more than fifty (50) people are present. Any request for Owner's consent to an Event shall be on such form(s) and accompanied by such documentation establishing compliance with these SUPPLEMENTAL RULES and applicable provisions of law as Owner may from time-to-time prescribe or require.

        15. No Tenant shall sponsor or hold an Event in the Building (A) which is not permitted under the Certificate of Occupancy for the Building or is otherwise in violation of any applicable law, and (B) without first obtaining
(i) a Temporary Place of Assembly Permit from The New York City Department of Buildings, and (ii) a Temporary On-Premises Liquor or Caterer's License from the New York State Liquor Authority. Any prior written consent of the Owner to any proposed Event shall be deemed conditioned upon Tenant obtaining such Temporary Place of Assembly Permit and Temporary On-Premises Liquor License, and compliance by Tenant in all other respects with all applicable provisions of law and these SUPPLEMENTAL RULES.

        16. An Event shall be held only in the space demised to the Tenant under the Lease or in such other space within the Building, if any, as may be expressly designated by Owner in writing. Ingress and egress to/from from the Building for an Event shall only be through the main entrance/exit to/from the Building and common areas (such as the lobby, passenger elevator, and directly connecting hallways), or such other entrance/exit and interior portions of the Building, if any, as may be expressly designated by Owner.

        17. Owner. may condition consent to an Event upon the Event being attended by a maximum number of people fixed by Owner, fewer than the maximum number permitted by law.

        18. No Event shall be held or sponsored by a Tenant which in any way, shape, manner or form (A) constitutes a nuisance or danger of any kind, (B) gives rise to a hazardous condition of any kind, or (C) violates Temporary Place of Assemble Permit, the Temporary On-Premises Liquor or Caterer's License, the New York City Building Code, the New York City Fire Code, the New York Alcoholic Beverage Control Law, the New York Penal Law, or any other applicable provision of law. Without in any way limiting the generality of the foregoing, no Tenant shall: (i) invite or permit a greater number of people to attend an Event than the greatest number permitted under (a) the Temporary Place of Assembly Permit or any other applicable provision of law, and without (b) the Owner's consent;
(ii) hold or sponsor an Event which includes the use of open flames to cook food, or for any other purpose; nor (iii) hold or sponsor an Event which (a) involves the playing of music (whether live or produced or broadcast through any medium) on weekdays, prior to 9:00 A.M. or after 6:00 P.M., or on weekends and legal holidays, prior to 9:00 A.M. or after 6:00 P.M., (b) results in loud or offensive noises of any kind; and (c) involves or results in the illegal use of sale of controlled substances or the illegal serving of alcohol to minors within the Building.

        19. Any Tenant holding or sponsoring an Event in the Building shall be responsible for all clean-up and restoration to pre-Event condition of all Building common areas used for the Event. Such clean-up and restoration shall be completed with three (3) hours after the conclusion of the Event, but in no case later than 8:00 A.M. the following morning.

        20. An Event may be attended only by Tenant's employees, independent contractors and invitees. Tenant shall not suffer or permit any of its invitees to trespass into areas of the Building in which the Event is not being held or which are not designated by the Owner for ingress/egress to/from the Event. Any Tenant holding or sponsoring an Event in the Building shall arrange for an adequate number of professional licensed security personnel to be continuously present at the Building, from no later than one (1) hour prior to the scheduled starting time of the Event, to no earlier than one (1) hour after the scheduled ending time of the Event, for the purposes of limiting attendance to Tenant's employees, independent contractors and invitees, preventing trespassing, crowd control, and to insure compliance with these SUPPLEMENTAL RULES and applicable law. Such arrangements shall include (A) one security guard at each entrance/exit to the Building to be utilized in connection with the Event, one
(1) security guard stationed at the Event itself, and one (1) security guard to patrol the elevator and hallways to be used in connection with the Event, and
(B) such additional number of security personnel as shall be appropriate taking into account the nature of the Event, the number of invitees, the extent of pre-Event publicity and any and all other relevant circumstances.

        21. No Tenant holding or sponsoring an Event in the Building shall use the words "Starrett", "Lehigh" or "Starrett-Lehigh" (or any abbreviation or variation thereof) on any invitation to, or publicity for, or advertisement of, such Event without the express prior written consent of the Owner.

        22. No Tenant shall hold or sponsor an Event in the Building without first obtaining and delivering to Owner a Certificate of Insurance (or other proof of insurance acceptable to Owner) with respect to such Event, naming Owner as an additional insured thereunder and otherwise acceptable to Owner in form and substance, and with such coverage limits as Owner determines to be acceptable taking into account the nature of the Event, the number of invitees, the extent of pre-Event publicity and any and all other relevant circumstances.

        23. Any Tenant who holds or sponsors an Event in the Building shall be fully responsible for any and all injury or damages caused by, or arising out of or in connection with, the Event, including but not limited to personal injury and property damage. In the case of physical damage to the Building, other than damage in the premises demised to Tenant under the Lease, Owner shall have the exclusive right (but not the obligation) to have such damage repaired, in which case Tenant shall pay or reimburse Owner for the cost of such repair(s) within three (3) business days of demand therefor accompanied by a copy of the bill for the repair(s). No Tenant shall hold or sponsor an Event in the Building without first executing and delivering to Owner a duly executed waiver, release and and indemnity and hold harmless agreement, in a form acceptable to Owner, providing that Tenant waives and releases Owner with respect to and agrees to indemnify, defend and hold Owner free and harmless from and against any and all costs, demands, claims, suits, actions, proceedings, orders, judgments, writs, decrees, forfeitures, subpoenae, warrants, and the like, arising out of or in connection with the Event (collectively "Claims"), including but not limited to demands for the payment of principal sums, interest and penalties, and including but not limited to the legal expenses incurred by Owner (including legal fees, costs, disbursements, and expenses) in enforcing rights against Tenant or defending against any such Claim through counsel of Owner's choice.

        24. No Tenant shall hold or sponsor an Event in the Building without first delivering to Owner, in a form acceptable to Owner, a duly executed and acknowledged statement that violation of these SUPPLEMENTAL RULES shall be deemed a material breach of the Lease.

        25. No noise or other activity, including the playing of musical instruments, radio, television or other sound reproduction system, which would, in Owner's judgment, disturb other tenants in the Building, shall be made or permitted by Tenant.

        26. The Owner may refuse admission to the Building outside of ordinary business hours (8:00 A.M. to 6:00 P.M.) to any person not having a pass issued by the Owner or not properly identified, and may require all persons admitted to or leaving the Building, outside of ordinary business hours, to register.

        27. All entrance doors in Tenant's demised premises shall be left locked by Tenant when the demised premises are not in use. Entrance doors shall be kept closed at all times.

        28. All locks affording access to Tenant's demised premises and to circulation within the demised premises shall be conformed to Owner's master key system.

        29. The requirements of Tenant will be attended to only upon application to the Building Superintendent at his office in the Building. Building employees shall not be requested by Tenant, and will not be permitted, to perform any work or services specifically for Tenant, unless expressly authorized to do so by the Building Superintendent.

        30. Tenant shall not at any time store or keep any material, supplies, furniture, furnishings or equipment of any kind in any machine room or in any mechanical or electrical equipment room in the Building whether such room be within or outside the demised premises.

        31. Owner may charge Tenant for changes to the Building's directory(ies) subsequent to the initial listings. All requests for directory listings shall be in writing on Tenant's letterhead signed by an authorized officer of Tenant.

        32. In no event and under no circumstances shall freight, furniture, business equipment and bulky matters of any description be brought into or used in any passenger elevators in the Building, it being understood that such items shall be moved into and out of the Building and between floors therein only on the freight elevator and otherwise in accordance with other applicable Rules.

        33. All Tenant's employees will be issued Building ID cards. Replacement cards are $10.00 each. Cards can be obtained at the Building Manager's office during regular office hours. All cards will be numbered and controlled by the Building Manager.

        34. Effective 9:00 A.M., November 23, 1998, loading dock and freight elevator hours are from 8:00 A.M. to 6:00 P.M., Monday through Friday. The use of a freight elevator at any other time shall be subject to Owner's prior written consent and shall be conditioned upon payment of overtime charges therefor at such hourly rate and minimum hours as Owner may specify.

        35.     Effective January 1, 1999:

                (a) All major deliveries must be coordinated with the Building Manager to insure proper handling.

                (b) No messengers or deliveries of any kind will be allowed beyond the Concierge Desk at the main Building entrance on 26th

Street during off hours. The Tenant will be notified of the delivery and must come to the lobby and accept or refuse the package.

                (c) All messengers must register in the Lobby at the Building Entrance on 26th Street prior to making delivery to Tenant.

                (d) Hand trucks and luggage carriers must only use freight elevator.

                (e) No equipment, furniture, typewriters, etc. may be removed from the Building at any time unless a pass authorizing such removal has been signed by the Tenant's authorized officer. Passes may be in the form of written authorization on Tenant's letterhead and signed by an authorized official or on a Building pass.

                (f) Trucks entering the Building or using the freight elevator shall be limited to a maximum length of twenty (20) feet bumper-to-bumper.

        36.     At no time shall animals be brought or kept in the Building.

        37. At no time shall bicycles be brought or kept in the Building, nor shall roller blades and/or roller skates be used in any portion of the Building.

        38. No smoking shall be allowed in any public areas of this Building.

        39. Owner reserves the right to rescind, alter, waive, expand or add any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants thereof, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Owner shall not be responsible to Tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

        40. If attendance of Owner's personnel and/or service contractors shall be required, as determined by Owner in its sole discretion, in connection with the use by Tenant of freight elevators or other Building services or equipment, Tenant shall pay to Owner on demand, as additional rent, such amount as Owner shall determine to be appropriate as a charge for Owner's personnel and/or service contractors but there shall be no charge for Tenant's initial move into the Building.

        41.     These SUPPLEMENTAL RULES shall be effective on the date hereof.

Dated: New York, New York
       November 20, 1998

                                        601 WEST ASSOCIATES LLC, OWNER
                                            601 West 26th Street
                                            New York, New York 10001

[SEAL OF THE CITY OF NEW YORK]

ISSUANCE #503

        DEPARTMENT OF BUILDINGS

        EXECUTIVE OFFICES
        60 HUDSON STREET, NEW YORK, N.Y. 10013

        JOEL A. MIELE, SR., P.E., Commissioner


                                                          SATISH K. BABBAR, R.A.
                                                          ASSISTANT COMMISSIONER
                                                               TECHNICAL AFFAIRS
                                                                  (212) 312-8324

                        ---------------------------------

                                    TECHNICAL

                        POLICY AND PROCEDURE NOTICE #7/96

                        ---------------------------------

TO          Distribution

FROM:       Satish K. Babbar, R.A.
            Assistant Commissioner

DATE:       June 24, 1996

SUBJECT:    Temporary Places of Assembly

EFFECTIVE:  immediately

PURPOSE: To establish uniform requirements for the issuance of a letter of acceptance to have a temporary place assembly.

SPECIFICS:  The following procedure shall be implemented:

1. The applicant, a Professional Engineer or Registered Architect (P.E./R.A.), should submit a request letter for a Temporary Place of Assembly permit at least ten (10) business days in advance of the planned event at the respective borough office. A request received less than three (3) business days prior to the event cannot be assured review and acceptance.

        The following documents shall be submitted:

        A. The request letter shall be filed in the Borough Commissioner's Office and include: event description, date(s), time(s), place of event, maximum occupancy and owner's authorization for the use of the premises.

        B.      Plans in triplicate, which shall include:

                1.      Seal & signature of the P.E./R.A.

                2. Layout details showing seating, aisles, travel distances, exits, etc.

                3. Construction details for tent(s), bleacher(s), booth(s), stage(s), structure(s), etc. (DOB application for construction shall also be filed in this case).

                4. Fire protection to be available at the premises, such as sprinklers, standpipes, hand fire extinguishers, and location of nearest fire hydrants.

                5. Emergency measures such as emergency lighting, emergency generator, fire alarm system, etc.

                6.      Parking area location and layout, when necessary.

                7.      Sanitary facilities unless waived by the Borough
                        Commissioner.

                8. Provisions for access to and use of the premises by people with physical disabilities.

        C. A description of the safety measures to be provided for review by the Borough Commissioner:

                1.      F.D.N.Y. Certified Fire Guards

                2. Communication lines to be made available during the event to the Fire and Police Departments.

        D. A. Signed and Sealed Statement by the P.E./R.A. ensuring that the premises will be in accordance with the accepted plans.

        E. Controlled Inspections, where required by the Borough Commissioner, must be hand delivered or faxed to the Department during business hours prior to the event.

II.     THE BOROUGH OFFICE SHALL:

        A. Charge a fee of two hundred fifty dollars ($250) for processing of the request received at least ten (10) business days prior to the scheduled event. Additional charge of one hundred dollars ($100) per day will be due for each day that the request letter is received less than the ten (10) business days prior to the event.

        B. For a major event, through the Chief Plan Examiner or higher level staff, consult the Fire and Police Departments and other emergency services prior to acceptance, as appropriate.

        C.      Retain the original documents filed

        D. Return two copies of the accepted documents to the P.E./R.A., of which one copy shall be made available at the site before and during the event for consultation by the appropriate authorities

        E.      Fax copies of the acceptance letter to the:

                1.      Local police precinct and firehouse.

                2.      Emergency Response Team
                        60 Hudson Street, 14th Floor
                        Attn.: James O'Malley
                        (212)312-8013 - Fax (212)312-8012

                3.      New York City Police Department
                        One Police Plaza
                        Operations Division, 8th Floor
                        New York, New York 10038

                        Attn.: Inspector Thomas Mullen, Commanding Officer
                        (212)374-5500 Fax (212)374-3840
                        (for events with over 500 people)



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

               STARRETT LEHIGH BUILDING EVENT APPROVAL APPLICATION

TO: 601 WEST ASSOCIATES, LLC

PURSUANT TO THE SUPPLEMENTAL RULES OF THE STARRETT LEHIGH BUILDING (BUILDING) CONCERNING EVENTS HELD IN THE BUILDING, THE TENANT IDENTIFIED BELOW HEREBY REQUESTS THE CONSENT OF THE OWNER TO THE EVENT DESCRIBED BELOW. ALL ITALICIZED TERMS HAVE THE SAME MEANING AS IN THE SUPPLEMENTAL RULES ATTACHED TO AND WHICH FORM PART OF THE TENANT'S LEASE.

Name of Tenant__________________________________________________________________
Leased Space # _______ Name of Responsible Individual___________________________ __________________________________ Tenant's Telephone # ______________ Tenant's
FAX # ________________________
Date of Proposed Event___________________________
Time of Proposed Event__________________________________________________________
Nature of Proposed Event _________________________ # of Invitees _______________
Proposed Location of Event within Building: Tenant's Space _____________________ Other (specify) _________________________

Has Tenant obtained a Temporary Place of Assembly Permit from the NYC Dept. of Buildings? ______ Yes ______ No If yes, attach copy of NYC Dept. of Buildings Permit Application and Permit to this application. If no, NYC Dept. of Buildings Permit Application and Permit MUST be submitted to Owner prior to approval of application.

Will liquor be served at the proposed Event? ______ Yes ______ No If yes, has Tenant obtained a Temporary On-Premises Liquor or Caterer's License from the NYS Liquor Authority? _____ Yes _____ No _____. If yes, attach to application. If no, License MUST be submitted to Owner prior to approval of application.

Has Tenant prepared a detailed Statement of the type(s) and source(s) of all food to be served at the proposed Event (or Statement that no food will be served)? _____ Yes _____ No If yes, attach to application. If no, Statement MUST be submitted to Owner prior to approval of application.

Has Tenant prepared an accurate Plan showing all means of ingress and egress (including designation of corridors and other common areas) proposed to be utilized in connection with the proposed Event? _____ Yes _____ No If yes, attach to application. If no, Plan MUST be submitted to Owner prior to approval of application.

Has Tenant obtained a Certificate of Insurance with respect to the proposed Event? _____ Yes _____ No If yes; attach to application If no, Certificate MUST be submitted to Owner prior to approval of application.

Has Tenant arranged for professional licensed security personnel to be present at the Building in connection with the proposed Event? _____ Yes _____ No If yes, attach a copy of Tenant's Contract with the security agency or personnel, together with proof of licensing-If no, the Contract and proof of licensing MUST be submitted to Owner prior to approval of application.

Has Tenant executed an Indemnification of Owner with respect to the proposed Event on the form prescribed by Owner for that purpose? _____ Yes _____ No If yes, attach to application. If no, Indemnification MUST be submitted to Owner prior to approval of application.

Tenant acknowledges and agrees to pay the following fees and costs of Owner in connection with the proposed Event: Non-Refundable Application Processing Fee - $500: Maintenance/Clean Up Crew Fee - $200 minimum plus $50/hour for each hour (or part thereof) after 4 hours; Elevator Overtime (6 PM - 9 AM) - $300 minimum plus $75/hour for

Maintenance/Clean Up Crew Fee - $200 minimum plus $50/hour for each hour (or part thereof) after 4 hours; Elevator Overtime (6 PM - 9 AM) - $300 minimum plus $75/hour for each hour (or part thereof) after 4 hours; Building Security Overtime (6 PM - 9 AM) - $200 minimum plus $50/hour for each hour (or part thereof) after 4 hours.

Is the Non-Refundable Application Processing Fee being paid by Tenant at this time? _____ Yes _____ No If yes, attach to application. If no, Fee MUST be paid prior to processing of application by Owner.

Does Tenant anticipate incurring Overtime expenses? _____ Yes _____ No If yes, Tenant acknowledges that approval of application, is expressly conditional upon payment of minimum costs and fees of $700 in accordance with above schedule, prior to date of proposed Event If no. Tenant acknowledges that approval of application, is expressly conditional upon payment of minimum costs and fees of $200 in accordance with above schedule, prior to date of proposed Event. Such minimum fees and costs are in addition to the Non-Refundable Application Processing Fee. Tenant shall have no right to hold or sponsor the Event if such fees and costs are not paid.

Tenant agrees that additional fees and costs, over and above the minimum fees and costs set forth above, if any, shall be paid as follows: if ascertainable and billed by Owner prior to the proposed Event, immediately upon billing and in any event prior to the Event; if not ascertainable prior to the proposed Event, as soon as practicable after being ascertained and billed, and in any event not later than the 1st day of the month immediately following the month in which such fees and costs are billed by Owner to Tenant. (Fees and costs billed after the Event shall be deemed additional rent under the Lease.)

Tenant certifies that it has read and is familiar with the Supplemental Rules; that it agrees that the proposed Event shall in all respects be governed by the same; and that violation of the Supplemental Rules shall be deemed a material breach of Tenant's Lease. Tenant acknowledges that Owner retains all rights to approve or disapprove submissions and/or this application, as the case may be, in accordance with the Supplemental Rules and applicable law.


Date of Application: ____________________

                                      AUTHORIZED SIGNATORY FOR TENANT/APPLICANT:

                                      ------------------------------------------
                                      PRINT NAME & TITLE BELOW:

FOR OWNER:

Date: _______________

_____ APPROVED _____ DISAPPROVED

_____ APPROVED ON CONDITION THAT TENANT ________________________________________

________________________________________________________________________________

AUTHORIZED SIGNATORY FOR OWNER:


--------------------------------------
PRINT NAME & TITLE BELOW:


--------------------------------------

                                 INDEMNIFICATION

        To induce 601 West Associates LLC, Owner ("Owner") of the Starrett Lehigh Building, located at 601 West 26th Street, New York, New York 10001 ("Building") to accept, process and approve an application by _____________________________________ ("Tenant") to hold an event in the
Building on __________________ ("Event"), pursuant to the Supplemental Rules and Regulations of the Building attached to and part of Tenant's Lease, Tenant hereby agrees to waive and release Owner with respect to, and indemnify, defend and hold Owner harmless from and against, any and all costs, demands, claims, suits, actions, proceedings, orders, judgments, writs, decrees, forfeitures, subpoena, warrants, and the like, arising out of or in connection with the Event (collectively, "Claims"), including but not limited to demands for the payment of principal 'sums, interest and penalties, and including but not limited to the legal expenses incurred by Owner (including legal fees, costs, disbursements and expenses) in enforcing rights against Tenant or defending against any such Claim through counsel of Owner's choice.

        IN WITNESS WHEREOF, the undersigned has executed this Indemnification at New York, New York on the _____ day of ________, _____.


                                        ----------------------------------------
                                        TYPE/PRINT NAME OF TENANT

                                        By:
                                           -------------------------------------
                                           (Authorized Signatory)        (Title)

                                           -------------------------------------
                                           TYPE/PRINT NAME OF AUTH. SIGN.

                                        Acknowledgement - Individual

STATE OF NEW YORK     )
                      : as.:
COUNTY OF NEW YORK    )

        On the _____ day of _________, _____, before me personally appeared ______________, known to me, who, being by me duly sworn, did depose and say that (s)he is the Tenant named in and who executed the foregoing
Indemnification.

                                        ----------------------------------------
                                                      Notary Public

                                        Acknowledgement - Entity

STATE OF NEW YORK     )
                      : as.:
COUNTY OF NEW YORK    )

On the _____ day of __________, _____, before me personally appeared __________________, known to me, who, being by me duly sworn, did depose and say that - (s)he resides at ___________________________; that (s)he is the
____________________ of __________________________, the Tenant named in and on behalf of whom/which (s)he executed the foregoing Indemnification; that (s)he signed his/her name thereto by order of the Tenant; and that if the Tenant is a corporation the seal of which has been affixed to the foregoing instrument, that the same is by order of the Board of Directors of such corporation.


                                        ----------------------------------------
                                                      Notary Public



                                        3